Questions & Answers

Scudder Securities Trust—Scudder Development Fund

Scudder Aggressive Growth Fund

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”) has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on one of two proposals, as applicable: (1) to merge Scudder Development Fund into Scudder Mid Cap Growth Fund or (2) to merge Scudder Aggressive Growth Fund (together with Scudder Development Fund, the “Acquired Funds”) into Scudder Mid Cap Growth Fund. Each of the funds is managed by the same portfolio management team. All three funds seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the proposals, the Boards of Scudder Securities Trust, of which Scudder Development Fund is a series, and Scudder Aggressive Growth Fund have each determined that the respective merger is in the best interests of the applicable Acquired Fund. Each Board unanimously recommends that you vote for the proposal that applies to you.

Q Why has this proposal been made for my fund?

A The mergers of Scudder Development Fund and Scudder Aggressive Growth Fund into Scudder Mid Cap Growth Fund are intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance performance and increase

Q&A continued

the efficiency of DeAM’s operations. The combined fund is expected to pay a lower management fee than Scudder Development Fund, although not necessarily a lower management fee than Scudder Aggressive Growth Fund. In addition, merging the funds means that the costs of operating the combined fund are anticipated to be spread across a significantly larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expense ratios currently paid by your Acquired Fund for approximately three years following the merger. Consequently, the combined fund is expected to have lower total operating expense ratios than your Acquired Fund.

Q Will I have to pay taxes as a result of the merger of my fund?

A Each merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless Willkie Farr & Gallagher LLP, special tax counsel, provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon the merger of my Acquired Fund, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger of your Acquired Fund. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Mid Cap Growth Fund, which will probably be different from the net asset value per share of your Acquired Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

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Q When would the mergers take place?

A If approved, each merger would occur on or about September 19, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of each merger, shareholders whose accounts are affected by a merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q Are the mergers related?

A No. Each Acquired Fund’s shareholders will vote separately on the merger of their Acquired Fund into Scudder Mid Cap Growth Fund. The merger of one Acquired Fund into Scudder Mid Cap Growth Fund is not contingent upon the approval of the other Acquired Fund’s shareholders. Each merger is separate and distinct from the other, and each would be governed by a separate Agreement and Plan of Reorganization.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q If I send in my proxy now as requested, can I change my vote later?

A Shareholders may revoke proxies, including proxies given by telephone or over the Internet, at any time before they are voted at the special meeting either (i) by sending a

Q&A continued

written revocation to the Secretary of Scudder Securities Trust, for Scudder Development Fund, or the Secretary of Scudder Aggressive Growth Fund, as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the fund at or prior to the special meeting or (iii) by attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us to ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (ScudderACCESS or SAIL, as applicable)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, your Acquired Fund’s proxy solicitor, at 1-866-863-3900.

SCUDDER SECURITIES TRUST—SCUDDER DEVELOPMENT FUND

SCUDDER AGGRESSIVE GROWTH FUND

A Message from the Funds’ Chief Executive Officer

August 2, 2005

Dear Investor:

I am writing to you to ask you to vote on an important matter that affects your investment in Scudder Development Fund (“Development Fund”) or Scudder Aggressive Growth Fund (“Aggressive Growth Fund”), as applicable. While you are, of course, welcome to join us at your Fund’s shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal for Development Fund:	Approval of a proposed merger of Development Fund into Scudder Mid Cap Growth Fund (“Mid Cap Growth Fund”). In this merger, your shares of Development Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of Mid Cap Growth Fund with an equal aggregate net asset value.

Proposal for Aggressive Growth Fund:	Approval of a proposed merger of Aggressive Growth Fund into Mid Cap Growth Fund. In this merger, your shares of Aggressive Growth Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of Mid Cap Growth Fund with an equal aggregate net asset value.

The proposed mergers are part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This overall program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors and will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

In determining to recommend approval of the mergers, the Trustees of Scudder Securities Trust, of which Development Fund is a series, considered the following factors, among others:

•	A similar investment opportunity in a significantly larger fund with a lower management fee;

•	A lower expense ratio;

•	Shareholders will have the potential for economies of scale;

•	DeAM’s agreement to pay all costs associated with the merger; and

•	The merger would be a tax-free reorganization for the shareholders.

In determining to recommend approval of the merger, the Trustees of Scudder Aggressive Growth Fund considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family gives the portfolio management team the opportunity to focus its efforts on managing the combined fund and offers a uniform distribution platform for the combined fund;

•	Aggressive Growth Fund shareholders will have the opportunity to continue to invest in a substantially larger fund with similar investment policies;

•	shareholders will have the potential for economies of scale;

•	DeAM’s agreement to pay all costs associated with the merger; and

•	the merger would be a tax-free reorganization for the shareholders.

The investment objectives and policies of Mid Cap Growth Fund are similar to those of the Acquired Funds. If the proposed mergers are approved, the Board expects that the proposed changes will take effect during the third calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meetings:

•	A Notice of Special Meetings of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Mid Cap Growth Fund, the specific proposal being considered at each shareholders’ meeting, and why the proposals are being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, your Acquired Fund’s proxy solicitor, at 1-866-863-3900, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

President and Chief Executive Officer of

Scudder Securities Trust

President and Chief Executive Officer of Scudder Aggressive Growth Fund

SCUDDER SECURITIES TRUST — SCUDDER DEVELOPMENT FUND

SCUDDER AGGRESSIVE GROWTH FUND

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Development Fund and Scudder Aggressive Growth Fund:

Special Meetings of Shareholders of Scudder Development Fund (“Development Fund”) and Scudder Aggressive Growth Fund (“Aggressive Growth Fund”) will be held September 2, 2005 at 9 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (each a “Meeting”), to consider the following:

Proposal for Development Fund:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Development Fund to Scudder Mid Cap Growth Fund (“Mid Cap Growth Fund”), in exchange for shares of Mid Cap Growth Fund and the assumption by Mid Cap Growth Fund of all liabilities of Development Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Development Fund in complete liquidation of Development Fund.

Proposal for Aggressive Growth Fund:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Aggressive Growth Fund to Mid Cap Growth Fund, in exchange for shares of Mid Cap Growth Fund and the assumption by Mid Cap Growth Fund of all liabilities of Aggressive Growth Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Aggressive Growth Fund in complete liquidation of Aggressive Growth Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

Holders of record of shares of Development Fund and Aggressive Growth Fund at the close of business on June 21, 2005 are entitled to vote at the applicable Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Trustees

John Millette

Secretary of Scudder Securities Trust and

Scudder Aggressive Growth Fund

August 2, 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER DEVELOPMENT FUND OR

SCUDDER AGGRESSIVE GROWTH FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your investment in Scudder Development Fund or Scudder Aggressive Growth Fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we will vote exactly as you indicate. If you simply sign the proxy card, we will vote it in accordance with the recommendation of the Trustees of Scudder Development Fund on pages 27-29 or the Trustees of Scudder Aggressive Growth Fund on pages 29-30, as applicable.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card.

If you have any questions, please call Computershare Fund Services, proxy solicitor for your Acquired Fund, at the special toll-free number we have set up for you 1-866-863-3900 or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

August 1, 2005

Acquisition of the assets of:	By and in exchange for shares of:

Scudder Development Fund, a series of Scudder Securities Trust Two International Place	Scudder Mid Cap Growth Fund a series of Scudder Advisor Funds
Boston, MA 02110 (617) 295-1000	One South Street Baltimore, MD 21202

and/or

Scudder Aggressive Growth Fund

222 South Riverside Plaza Chicago, IL 60606 (312) 537-7000

This Prospectus/Proxy Statement is being furnished in connection with two proposals: (i) the proposed merger of Scudder Development Fund (“Development Fund”) into Scudder Mid Cap Growth Fund (“Mid Cap Growth Fund”) and (ii) the proposed merger of Scudder Aggressive Growth Fund (“Aggressive Growth Fund” and, together with Development Fund, the “Acquired Funds”) into Mid Cap Growth Fund. Mid Cap Growth Fund and the Acquired Funds are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed mergers, each Acquired Fund shareholder will receive a number of full and fractional shares of the corresponding class of Mid Cap Growth Fund equal in value as of the Valuation Time (as defined below on page 30) to the total value of such shareholder’s Acquired Fund shares. Each Acquired Fund’s shareholders will vote separately on the merger of their Acquired Fund into Mid Cap Growth Fund, with each merger being separate and distinct from the other. The merger of one Acquired Fund into Mid Cap Growth Fund is not contingent upon the approval of the other Acquired Fund’s shareholders.

The following table identifies the Funds entitled to vote on each proposal:

Proposal
Fund	Approval of Proposed Merger of Development Fund into Mid Cap Growth Fund	Approval of Proposed Merger of Aggressive Growth Fund into Mid Cap Growth Fund
Development Fund	✓
Aggressive Growth Fund		✓

This Prospectus/Proxy Statement, along with the Notice of Special Meetings and the proxy card, is being mailed to shareholders on or about August 2, 2005. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Mid Cap Growth Fund, a diversified series of an open-end, registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Mid Cap Growth Fund, dated February 1, 2005, as supplemented from time to time, relating to Class A, Class B, Class C and Class R shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Mid Cap Growth Fund, dated February 1, 2005, as supplemented from time to time, relating to Class S shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Mid Cap Growth Fund, dated July 5, 2005, as supplemented from time to time, relating to Class AARP shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iv)	the prospectus of Mid Cap Growth Fund, dated February 1, 2005, as supplemented from time to time, relating to Institutional Class shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(v)	the prospectus of Development Fund, dated December 1, 2004, as supplemented from time to time, relating to Class AARP and Class S shares;

(vi)	the prospectus of Aggressive Growth Fund, dated December 1, 2004, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(vii) the	prospectus of Aggressive Growth Fund, dated December 1, 2004, as supplemented from time to time, relating to Institutional Class shares;

(viii) the	statement of additional information of Development Fund, dated December 1, 2004, as supplemented from time to time, relating to Class AARP and Class S shares;

(ix)	the statement of additional information of Aggressive Growth Fund, dated December 1, 2004, as supplemented from time to time, relating to Class A, Class B, Class C and Institutional Class shares;

(x)	the statement of additional information relating to the proposed merger, dated August 1, 2005 (the “Merger SAI”);

(xi)	the financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended July 31, 2004 for Development Fund and the financial statements included in the Semi-Annual Report to Shareholders for the period ended January 31, 2005 for Development Fund; and

(xii)	the financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended September 30, 2004 for Aggressive Growth Fund and the financial statements included in the Semi-Annual Report to Shareholders for the period ended March 31, 2005 for Aggressive Growth Fund.

The financial highlights for Mid Cap Growth Fund contained in the Semiannual Report to Shareholders for the fiscal period ended March 31, 2005 are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your financial advisor or by calling Development Fund at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or Aggressive Growth Fund at 1-800-621-1048.

Like shares of the Acquired Funds, shares of Mid Cap Growth Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal for your Acquired Fund. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, the proxy solicitor for the Acquired Funds, at 1-866-863-3900, or contact your financial advisor.

Mid Cap Growth Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1.	What is being proposed?

The Trustees of Scudder Securities Trust (the “Trust”), of which Development Fund is a series, and the Trustees of Aggressive Growth Fund are each recommending that the shareholders of their Acquired Fund approve the transactions contemplated by the separate Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of each Acquired Fund into Mid Cap Growth Fund. If approved by your Acquired Fund’s shareholders, all of the assets of your Acquired Fund will be transferred to Mid Cap Growth Fund solely in exchange for (a) the issuance and delivery to your Acquired Fund of Class A, Class B, Class C and Institutional Class shares (for Aggressive Growth Fund), and Class AARP and Class S shares (for Development Fund) of Mid Cap Growth Fund (“Merger Shares”), as applicable, with a value equal to the value of your Acquired Fund’s assets net of liabilities, and (b) the assumption by Mid Cap Growth Fund of all liabilities of your Acquired Fund. Immediately following the merger, the appropriate class of Merger Shares received by your Acquired Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my shares of my Acquired Fund as a result of the merger?

Your shares of your Acquired Fund will, in effect, be exchanged for shares of the same share class of Mid Cap Growth Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 30).

3.	Why have the Trustees of the Trust and of Aggressive Growth Fund recommended that shareholders approve the mergers?

The Trustees of the Trust, of which Development Fund is a series, believe that the merger may provide shareholders of Development Fund with the following benefits:

•	Lower Expense Ratio. If the merger is approved, Development Fund shareholders are expected to benefit from a lower total fund operating expense ratio.

•	Compatible Investment Opportunity. The merger offers shareholders of Development Fund the opportunity to invest in a significantly larger combined fund with similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM”), the investment advisor for Development Fund, has advised the Trustees that Development Fund and Mid Cap Growth Fund have compatible investment objectives and policies. In addition, DeIM has advised the Trustees that both Funds have the same portfolio management team and follow similar investment processes.

•	Merger Expenses. DeAM has agreed to pay all costs associated with the merger.

•	Tax-Free Reorganization. The merger would be a tax-free reorganization for the shareholders.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Development Fund, and (2) the interests of the existing shareholders of Development Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend approval of the Agreement (as defined below) effecting the merger.

The Trustees of Aggressive Growth Fund considered the following factors in determining to recommend that shareholders of Aggressive Growth Fund approve the merger:

•	Deutsche Asset Management’s (“DeAM”) overall program to reorganize and combine selected funds in the Scudder fund family in order to eliminate redundant funds and to expand product offerings across more share classes and adjust or eliminate share classes in order to implement the same share class structure across the Scudder fund family.

•	The merger offers Aggressive Growth Fund’s investors the opportunity to continue to invest in a substantially larger fund with similar investment policies.

•	Aggressive Growth Fund’s investment advisor has advised the Trustees that Aggressive Growth Fund and Mid Cap Growth Fund have similar investment objectives, policies and strategies. In addition, DeIM has advised the Trustees that although Mid Cap Growth Fund has a different investment advisor, Deutsche Asset Management, Inc. (“DeAM, Inc.”), the portfolio management team for the Funds is the same.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger also may result in greater cost efficiencies and the potential for economies of scale for the combined fund and its shareholders.

•	The combined fund is expected to have lower total fund operating expense ratios than the Acquired Fund.

•	DeAM’s agreement to pay all costs associated with the merger.

•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Trustees of Aggressive Growth Fund have concluded that: (1) the merger is in the best interests of Aggressive Growth Fund, and (2) the interests of the existing shareholders of Aggressive Growth Fund will not be diluted as a result of the merger. Accordingly, the Trustees of Aggressive Growth Fund unanimously recommend approval of the Agreement (as defined below) effecting the merger.

4.	How do the investment goals, policies and restrictions of the Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are similar. Development Fund seeks long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. Aggressive Growth Fund seeks capital appreciation through the use of aggressive investment techniques. Mid Cap Growth Fund seeks long-term capital growth. Development Fund normally invests in equities of companies of any size, mainly common stocks. Aggressive Growth Fund normally invests at least 65% of total assets in equities, mainly common stocks, of U.S. companies. Aggressive Growth Fund can invest in stocks of small, mid-sized and large companies of any market sector, and may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. Aggressive Growth Fund’s stock selection methods may at times cause it to invest more than 25% of its total assets in a single sector.

Mid Cap Growth Fund normally invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The portfolio managers believe these companies contain the greatest concentration of businesses with significant growth prospects. While Development Fund and Mid Cap Growth Fund normally invest in U.S. common stocks, each may invest up to 20% of its total assets (net assets in the case of Development Fund) in foreign securities. Aggressive Growth Fund may invest up to 25% of its total assets in foreign securities.

Each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Each Fund may use derivatives in circumstances when the portfolio manager believes that they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of each Fund’s investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of March 31, 2005, and of Mid Cap Growth Fund on a pro forma combined basis, giving effect to the proposed mergers as of that date:

Portfolio Composition (as a % of Fund investments)

(excludes cash equivalents)

Common Stocks	Development Fund	Aggressive Growth Fund	Mid Cap Growth Fund	Mid Cap Growth Fund— Pro Forma Combined(1) (assuming consummation of Development Fund merger)	Mid Cap Growth Fund— Pro Forma Combined(1) (assuming consummation of Aggressive Growth Fund merger)	Mid Cap Growth Fund— Pro Forma Combined(1) (assuming consummation of both mergers)
Health Care	29	28	25	26	25	26
Consumer Discretionary	17	17	24	23	23	22
Information Technology	26	26	22	23	22	23
Financials	11	11	8	9	9	9
Industrials	4	4	6	5	6	5
Energy	—	—	5	4	4	4
Materials	4	4	4	4	4	4
Consumer Staples	5	5	—	1	1	1
Other	4	5	6	5	6	6

	100%	100%	100%	100%	100%	100%

(1)	Reflects the blended characteristics of the Funds as of March 31, 2005. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

Each Fund’s complete portfolio holdings as of the end of each calendar month is posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each Fund’s statement of additional information includes a description of the applicable Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

5.	How do the management fee ratios and expense ratios of the Funds compare, and what are they estimated to be following the mergers?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended March 31, 2005, and the pro forma estimated expense ratios of Mid Cap Growth Fund assuming consummation of the mergers as of that date.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class B		Class C		Class S		Class AARP		Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Development Fund	N/A		N/A		N/A		None		None		N/A
Aggressive Growth Fund	5.75%		None		None		N/A		N/A		None
Mid Cap Growth Fund	5.75%		None		None		None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)
Development Fund	N/A		N/A		N/A		None		None		N/A
Aggressive Growth Fund	None	(1)	4.00%		1.00%		N/A		N/A		None
Mid Cap Growth Fund	None	(1)	4.00%		1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of redemption proceeds)(2)
Development Fund	N/A		N/A		N/A		2.00	%(3)	2.00	%(3)	N/A
Aggressive Growth Fund	2.00	%(4)	2.00	%(4)	2.00	%(4)	N/A		N/A		2.00	%(4)
Mid Cap Growth Fund	2.00	%(4)	2.00	%(4)	2.00	%(4)	2.00	%(4)	2.00	%(4)	2.00	%(4)

(1)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase. Please see the applicable Fund’s Prospectus for more details.
(2)	This fee is charged on applicable redemptions or exchanges.
(3)	On shares owned less than 15 days.
(4)	On shares owned less than 30 days.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of Mid Cap Growth Fund (Post-Merger) reflects reductions that will be effective upon the consummation of the mergers. As of March 31, 2005, Development Fund, Aggressive Growth Fund and Mid Cap Growth Fund had net assets of approximately $214 million, $110 million and $937 million, respectively. Aggressive Growth Fund’s management fee is performance-based and payable at an annual rate of 0.65% of average daily net assets. The fee is then adjusted upward or downward by a maximum of 0.20% based upon the performance of the Fund’s Class A shares compared with the performance of the S&P 500 Stock Index. The total adjusted fee on an annual basis can range from 0.45% to 0.85% of average daily net assets. The management fee schedule for Mid Cap Growth Fund is shown below. Mid Cap Growth Fund’s management fee does not include any adjustments based on performance. As a result, if the Aggressive Growth Fund merger is approved, the resulting management fee will not have a performance fee adjustment.

Mid Cap Growth Fund (Pre-Merger)		Development Fund		Aggressive Growth Fund		Mid Cap Growth Fund (Post-Merger)
Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee
$0-500 million	0.65%	$0-$1 billion	0.85%	All Levels	0.65%	$0-$500 million	0.65%
$500 million-$1.5 billion	0.60%	$1 billion-$1.5 billion	0.80%			$500 million-$1.5 billion	0.60%
$1.5 billion-$11.5 billion	0.55%	Above $1.5 billion	0.75%			$1.5 billion-$4 billion	0.55%
Above $11.5 billion	0.51%					$4 billion-$6.5 billion	0.54%
						$6.5 billion-$9 billion	0.53%
						$9 billion-$11.5 billion	0.52%
						Above $11.5 billion	0.51%

As shown below, the mergers are expected to result in a lower management fee ratio for Scudder with respect to Development Fund and lower total expense ratios for shareholders of each Acquired Fund. However, there can be no assurance that the mergers will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Development Fund
Class AARP	0.85%	None	0.65%	1.50%	0.02	%(6)	1.48%
Class S	0.85%	None	0.47%	1.32%	—	(6)	1.32%

	Management Fee		Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Aggressive Growth Fund
Class A	0.62	%(1)	0.23%	0.76%		1.61%	0.08	%(7)	1.53	%(7)
Class B	0.62	%(1)	1.00%	1.02%		2.64%	0.13	%(7)	2.51	%(7)
Class C	0.62	%(1)	1.00%	0.85%		2.47%	—	(7)	2.47	%(7)
Institutional Class	0.62	%(1)	None	0.58%		1.20%	0.19	%(7)	1.01	%(7)
Mid Cap Growth Fund
Class A	0.63	%(2)	0.25%	0.44	%(5)	1.32%	0.07	%(8)	1.25	%(8)
Class B	0.63	%(2)	0.75%	0.69	%(4),(5)	2.07%	0.07	%(8)	2.00	%(8)
Class C	0.63	%(2)	0.75%	0.69	%(4),(5)	2.07%	0.07	%(8)	2.00	%(8)
Institutional Class	0.63	%(2)	None	0.44	%(5)	1.07%	0.07	%(8)	1.00	%(8)
Class AARP	0.63%		None	0.70	%(3)	1.33%	—		1.33%
Class S	0.63%		None	0.70%		1.33%	0.08	%(8)	1.25	%(8)
Mid Cap Growth Fund (Pro forma combined, assuming consummation of Development Fund merger)
Class AARP	0.63%		None	0.70	%(10)	1.33%	0.28	%(9)	1.05	%(9)
Class S	0.63%		None	0.50	%(10)	1.13%	0.08	%(9)	1.05	%(9)
Mid Cap Growth Fund (Pro forma combined, assuming consummation of Aggressive Growth Fund merger)
Class A	0.63%		0.25%	0.45	%(10)	1.33%	0.08	%(9)	1.25	%(9)
Class B	0.63%		0.75%	0.70	%(10)	2.08%	0.08	%(9)	2.00	%(9)
Class C	0.63%		0.75%	0.70	%(10)	2.08%	0.08	%(9)	2.00	%(9)
Institutional Class	0.63%		None	0.45	%(10)	1.08%	0.08	%(9)	1.00	%(9)
Mid Cap Growth Fund (Pro forma combined, assuming consummation of both mergers)
Class A	0.62%		0.25%	0.45	%(10)	1.32%	0.07	%(9)	1.25	%(9)
Class B	0.62%		0.75%	0.70	%(10)	2.07%	0.07	%(9)	2.00	%(9)
Class C	0.62%		0.75%	0.70	%(10)	2.07%	0.07	%(9)	2.00	%(9)
Institutional Class	0.62%		None	0.45	%(10)	1.07%	0.07	%(9)	1.00	%(9)
Class AARP	0.62%		None	0.70	%(10)	1.32%	0.27	%(9)	1.05	%(9)
Class S	0.62%		None	0.50	%(10)	1.12%	0.07	%(9)	1.05	%(9)

(1)	The fee is performance-based and payable at an annual rate of 0.65% of average daily net assets of the Fund. The fee is then adjusted upward or downward by a maximum of 0.20% based upon the performance of the Fund’s Class A shares, as compared to the performance of the S&P 500.
(2)	Restated to reflect a new management fee schedule that became effective on December 20, 2004.
(3)	Estimated since no Class AARP shares were issued as of March 31, 2005.
(4)	Includes a shareholder servicing fee for Class B and Class C shares of up to 0.25%.
(5)	Restated and estimated to reflect the consummation of a merger on December 20, 2004.
(6)	Through November 30, 2005, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.48% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, service fees, trustee and trustee counsel fees, and organizational and offering expenses.
(7)	Through November 30, 2005, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain in the fund’s operating expenses at 1.50% for Class A, Class B and Class C shares and at 1.00% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses. In addition, through September 30, 2005, DeIM has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.556%, 2.261% and 2.314% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.
(8)	The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2008, so that total expenses will not exceed 1.25% for Class A shares, 2.00% for Class B and Class C shares, 1.00% for Institutional Class shares and 1.25% for Class S shares, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.
(9)	The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2009, so that expenses will not exceed 1.25% for Class A shares, 2.00% for Class B and C shares, 1.00% for Institutional Class shares and 1.05% for Class AARP and S shares, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.
(10)	Other expenses are estimated accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the mergers.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Development Fund
Class AARP(1)	$151	$472	$817	$1,789
Class S	$134	$418	$723	$1,590
Aggressive Growth Fund
Class A(1)	$722	$1,046	$1,394	$2,370
Class B(1)*	$654	$1,108	$1,589	$2,483
Class B(1)**	$254	$808	$1,389	$2,483
Class C*	$350	$770	$1,316	$2,806
Class C**	$250	$770	$1,316	$2,806
Institutional Class(1)	$103	$362	$641	$1,438
Mid Cap Growth Fund
Class A(2)	$695	$948	$1,236	$2,054
Class B(2)*	$603	$927	$1,292	$2,011
Class B(2)**	$203	$627	$1,092	$2,011
Class C(2)*	$303	$627	$1,092	$2,380
Class C(2)**	$203	$627	$1,092	$2,380
Institutional Class(2)	$102	$318	$568	$1,284
Class AARP	$135	$421	$729	$1,601
Class S(2)	$127	$396	$704	$1,577
Mid Cap Growth Fund (Pro forma combined, assuming consummation of Development Fund merger)
Class AARP(2)	$107	$334	$644	$1,524
Class S(2)	$107	$334	$598	$1,352

	1 Year	3 Years	5 Years	10 Years
Mid Cap Growth Fund (Pro forma combined, assuming consummation of Aggressive Growth Fund merger)
Class A(2)	$695	$949	$1,238	$2,062
Class B(2)*	$603	$927	$1,294	$2,019
Class B(2)**	$203	$627	$1,094	$2,019
Class C(2)*	$303	$627	$1,094	$2,387
Class C(2)**	$203	$627	$1,094	$2,387
Institutional Class(2)	$102	$318	$570	$1,293
Mid Cap Growth Fund (Pro forma combined, assuming consummation of both mergers)
Class A(2)	$695	$949	$1,236	$2,054
Class B(2)*	$603	$927	$1,292	$2,011
Class B(2)**	$203	$627	$1,092	$2,011
Class C(2)*	$303	$627	$1,092	$2,380
Class C(2)**	$203	$627	$1,092	$2,380
Institutional Class(2)	$102	$318	$568	$1,284
Class AARP(2)	$107	$334	$639	$1,508
Class S(2)	$107	$334	$595	$1,342

*	Assumes you sold your shares at the end of each period.
**	Assumes you kept your shares.
(1)	Includes one year of capped expenses in each period.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods.

6.	What are the federal income tax consequences of the proposed mergers?

For federal income tax purposes, no gain or loss is expected to be recognized by an Acquired Fund or its shareholders as a direct result of its merger. Some of the portfolio assets of Mid Cap Growth Fund, Development Fund and Aggressive Growth Fund, respectively, may be sold in connection with the mergers. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Mid Cap Growth Fund’s, Development Fund’s and Aggressive Growth Fund’s respective basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to Mid Cap Growth Fund’s, Development Fund’s and Aggressive Growth Fund’s respective shareholders as capital gain dividends (to the extent of net realized long-term capital gain) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

As a result of the proposed mergers, each Acquired Fund may suffer a significant reduction in the amount of losses available to offset future gains. For more information, please see “Information about the Proposed Mergers—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the mergers?

The mergers will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

9.	How will I be notified of the outcome of the merger of my Acquired Fund?

If the proposed merger of your Acquired Fund is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of your Acquired Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of Mid Cap Growth Fund you receive will equal the total value of the shares of the Acquired Fund that you hold at the Valuation Time (as defined below on page 30). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve each merger?

Approval of the merger between Development Fund and Mid Cap Growth Fund will require the affirmative vote of the holders of a majority of the shares of Development Fund outstanding and entitled to vote.

Approval of the merger by Aggressive Growth Fund shareholders will require the “yes” vote of the holders of a majority of the shares of Aggressive Growth Fund outstanding and entitled to vote.

The Trustees of the Trust and of Aggressive Growth Fund believe that the applicable proposed merger is in the best interests of Development Fund and Aggressive Growth Fund, respectively. Accordingly, the Trustees of the Trust and of Aggressive Growth Fund recommend that shareholders of their Acquired Fund vote FOR approval of the applicable proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Mid Cap Growth Fund and how do they compare with those of the Acquired Funds?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives. Each of the Funds is managed by the same portfolio management team.

Mid Cap Growth Fund.    Mid Cap Growth Fund seeks long-term capital growth. Under normal circumstances, Mid Cap Growth Fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company’s common stock. The portfolio managers believe these companies contain the greatest concentration of businesses with significant growth prospects.

The Fund invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.

The Fund is permitted, but not required, to use various types of derivatives. In particular, the Fund may use futures, options and covered call options. The Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers use a “bottom-up” approach to choosing securities. This approach focuses on individual stock selection rather than industry selection. To select securities or investments, the portfolio managers:

•	focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

•	emphasize individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

•	generally seek companies with leading or dominant positions in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The Fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

•	the stock price reaches a portfolio manager’s expectations;

•	there is a material change in the company’s fundamentals;

•	the managers believe other investments offer better opportunities; or

•	the market capitalization of a stock distorts the weighted average market capitalization of the Fund.

The Fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the U.S. The Fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Scudder Development Fund.    Development Fund seeks long-term capital appreciation by investing primarily in U.S. companies with the potential for above-

average growth. These investments are in equities of companies, of any size, mainly common stocks. The Fund may invest up to 20% of net assets in foreign securities.

The Fund is permitted, but not required, to use various types of derivatives. In particular, the Fund may use futures and options, including sales of covered put and call options. The Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

In managing the Fund, the portfolio managers use a combination of three analytical disciplines. Through “bottom-up research,” the portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other characteristics. Focusing on “growth orientation,” the portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Using a “top-down” analysis, the portfolio managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment. The portfolio managers may favor different types of securities from different industries and companies at different times.

The Fund continually reviews its holdings in light of changes in growth rates, among other fundamental factors. The portfolio managers normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given industry.

The Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Scudder Aggressive Growth Fund.    Aggressive Growth Fund seeks capital appreciation through the use of aggressive investment techniques. The Fund normally invests at least 65% of total assets in equities, mainly common stocks, of U.S. companies. The Fund can invest in stocks of small, mid-sized and large companies of any market sector, and may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. The Fund’s stock selection methods may at times cause it to invest more than 25% of its total assets in a single sector. A sector is typically made up of numerous industries. The Fund may invest up to 25% of total assets in foreign securities.

The Fund is permitted, but not required, to use various types of derivatives. In particular, the Fund may use futures and options, including sales of covered put and call options. The Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

In managing the Fund, the portfolio managers use a combination of three analytical disciplines. Through “bottom-up research,” the portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other characteristics. Focusing on “growth orientation,” the portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices. Using a “top-down” analysis, the portfolio managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The portfolio managers may favor different types of securities from different industries and companies at different times, and may, to a limited extent, seek to take advantage of short-term trading opportunities that result from market volatility. The portfolio managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have changed, other investments offer better opportunities, or to adjust their emphasis on a given industry or sector.

The Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

DeAM believes that Mid Cap Growth Fund should provide a comparable investment opportunity for shareholders of each Acquired Fund. If necessary, there will be a pre-merger liquidation by each Acquired Fund of all investments that are not consistent with the current investment objective, policies and restrictions of Mid Cap Growth Fund.

The portfolio turnover rate for Mid Cap Growth Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended September 30, 2004 was 116%. The portfolio turnover rate for Development Fund for the fiscal year ended July 31, 2004 was 80%. The portfolio turnover rate for Aggressive Growth Fund for the fiscal year ended September 30, 2004 was 82%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund.

For a more detailed description of the investment techniques used by Development Fund, Aggressive Growth Fund and Mid Cap Growth Fund, please see the applicable Fund’s prospectuses and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Mid Cap Growth Fund. Certain risks associated with an investment in Mid Cap Growth Fund are summarized below. The risks of an investment in Mid Cap Growth Fund are similar to the risks of an investment in an Acquired Fund. More detailed descriptions of the risks associated with an investment in Mid Cap Growth Fund can be found in the current prospectuses and statements of additional information for Mid Cap Growth Fund.

The value of your investment in Mid Cap Growth Fund will change with changes in the values of the investments held by Mid Cap Growth Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Mid

Cap Growth Fund’s investments as a whole. Mid Cap Growth Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Mid Cap Growth Fund, cause you to lose money or cause the performance of Mid Cap Growth Fund to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with Mid Cap Growth Fund is how stock markets perform—in this case, the growth portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that Mid Cap Growth Fund makes and it may not be able to get attractive prices for them. An investment in each of Development Fund and Aggressive Growth Fund is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters. An investment in each of Development Fund and Aggressive Growth Fund is subject to similar risks.

Medium-Sized Company Risk.    Medium-sized company stocks tend to experience steeper price fluctuations—down as well as up—than stocks of larger companies. A shortage of reliable information—the same information gap that creates opportunity—can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company’s financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company’s shares. An investment in each of Development Fund and Aggressive Growth Fund is subject to similar risks.

Foreign Securities Risk.    Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty. An investment in each of Development Fund and Aggressive Growth Fund is subject to similar risks.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if Mid Cap Growth Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates the prices of its securities, you may not receive the full market value for your Fund shares when you sell. An investment in each of Development Fund and Aggressive Growth Fund is subject to similar risks.

Securities Lending Risk.    Any loss in the market price of securities loaned by Mid Cap Growth Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in each of Development Fund and Aggressive Growth Fund is also subject to this risk.

Another factor that could affect performance of Mid Cap Growth Fund, Aggressive Growth Fund and Development Fund:

•	derivatives could produce disproportionate losses.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of Class A shares of Mid Cap Growth Fund and Aggressive Growth Fund, and Class S shares of Development Fund. The table following the charts show how the performance of each Fund compares to that of broad-based market indices (which, unlike the Funds, do not have any fees or expenses). Because the inception date for Class A, Class, B, and Class C shares of Mid Cap Growth Fund was June 28, 2002 and the inception date for Class S shares was February 1, 2005, the performance figures for each of Class A, B, C and S shares before these dates are based on the performance of Mid Cap Growth Fund’s Investment Class, adjusted to reflect both the higher gross total annual operating expenses for Class A, Class B or Class C and the applicable sales charges of Class A, Class B and Class C. Because Class AARP shares of Mid Cap Growth Fund have not begun operations as of the date of this Prospectus/Proxy Statement, the performance figures for Class AARP shares of Mid Cap Growth Fund are based on the performance of Mid Cap Growth Fund’s Investment Class, adjusted to reflect the higher gross total annual operating expenses for Class AARP. Because the inception date for Class AARP shares of Development Fund was October 2, 2000, the performance figures for periods prior to that date reflect the historical performance of Development Fund’s original share class (Class S). Because the inception date for Class A, Class B and Class C shares of Aggressive Growth Fund was December 31, 1996, and the inception date of the Aggressive Growth Fund’s Institutional Class shares was December 1, 2001, the performance figures date back accordingly to the inception date of each class of shares. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

Mid Cap Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

2005 Total Return as of June 30: 4.22%

For the periods included in the bar chart:

Best Quarter: 29.95%, Q4 1999                Worst Quarter: -19.58%, Q3 1998

Development Fund

Annual Total Returns (%) as of 12/31 each year	Class S

2005 Total Return as of June 30: 5.23%

For the periods included in the bar chart:

Best Quarter: 31.00%, Q4 2001                Worst Quarter: -33.33%, Q3 2001

Aggressive Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

2005 Total Return as of June 30: 4.84%

For the periods included in the bar chart:

Best Quarter: 33.20%, Q4 1999                Worst Quarter: -28.00%, Q3 2001

	1 Year			5 Years		10 Years/ Since Inception
Mid Cap Growth Fund
Class A
Return before Taxes		3.52%		-2.09%		10.56%
Return after Taxes on Distributions		3.52%		-2.24%		7.71%
Return after Taxes on Distributions and Sale of Fund Shares		0.28%		-2.00	%(3)	7.62%
Class B (Return before Taxes)		5.98%		-1.99%		10.17%
Class C (Return before Taxes)		8.90%		-1.81%		10.16%
Institutional Class (Return before Taxes)		10.07%		-0.65%		11.50%
Class S (Return before Taxes)		9.75%		-0.93%		11.21%
Class AARP (Return before Taxes)
Index 1 (reflects no deductions for fees, expenses or taxes)(1)		15.48%		-3.36%		11.23%
Index 2 (reflects no deductions for fees, expenses or taxes)(2),(4)		16.48%		9.54%		16.10%

Development Fund
Class S
Return before Taxes		3.45%		-10.99%		3.75%
Return after Taxes on Distributions		3.45%		-11.76%		1.84%
Return after Taxes on Distributions and Sale of Fund Shares		2.24%		-8.91	%(3)	2.90	%(3)
Class AARP (Return before Taxes)		3.45%		-10.99%		3.76%
Index 1 (reflects no deductions for fees, expenses or taxes)(5)		6.93%		-8.87%		9.30%
Index 2 (reflects no deductions for fees, expenses or taxes)(6),(7)		10.88%		-2.30%		12.07%

Aggressive Growth Fund
Class A
Return before Taxes	-	2.41%		-9.06%		4.39	%(11)
Return after Taxes on Distributions	-	2.41%		-9.09%		4.12	%(11)
Return after Taxes on Distributions and Sale of Fund Shares	-	1.56	%(3)	-7.46	%(3)	3.64	%(11)
Class B (Return before Taxes)	-	0.46%		-8.98%		4.24	%(11)
Class C (Return before Taxes)		2.63%		-8.82%		4.22	%(11)
Institutional Class (Return before Taxes)		4.41%		n/a		-0.16	%(12)
Index 1 (Reflects no deductions for fees, expenses or taxes)(8)		6.93%		-8.87%		4.86	%(11)
Index 2 (Reflects no deductions for fees, expenses or taxes)(9)		10.88%		-2.30%		7.98	%(11)
Index 1 (Reflects no deductions for fees, expenses or taxes)(8)		6.93%		n/a		0.33	%(12)
Index 2 (Reflects no deductions for fees, expenses or taxes)(9)		10.88%		n/a		3.78	%(12)

(1)	Index 1: Russell Mid Cap Growth Index, an unmanaged capitalization-weighted index of medium and medium-small companies in the Russell 1000 chosen for their growth orientation.

(2)	Index 2: S&P Mid Cap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized U.S. companies.

(3)	Return after Taxes and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

(4)	On August 20, 2004, the Russell Mid Cap Growth Index replaced the S&P Mid Cap 400 Index as the Fund’s benchmark because the Fund’s advisor believes it is more appropriate to measure the Fund’s performance strategy against the Russell Mid Cap Growth Index as it more accurately reflects the Fund’s investment strategy.

(5)	Index 1: Russell 3000 Growth Index, an unmanaged capitalization-weighted index containing the stocks in the Russell 3000 Index.

(6)	Index 2: Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7)	Effective June 2003, the Russell 3000 Growth Index replaced the S&P 500 Index as the Fund’s benchmark index because the Fund’s advisor believes the Russell 3000 Growth Index more accurately reflects the Fund’s multi-cap growth investment philosophy and strategy.

(8)	Index 1: Russell 3000 Growth Index.

(9)	Index 2: S&P 500 Index.

(10)	Return After Taxes and Distribution of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

(11)	Since 12/31/96.

(12)	Since 12/1/2001. Index comparison begins 11/30/2001.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, contact your financial advisor or call Development Fund at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or Aggressive Growth Fund at 1-800-621-1048, or visit the Scudder website at www.scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    Deutsche Asset Management, Inc. (“DeAM, Inc.”) is the investment advisor for Mid Cap Growth Fund, and Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for Development Fund and Aggressive Growth Fund. Under the supervision of the Board of Trustees of the applicable Trust or Fund, each advisor, with headquarters at 345 Park Avenue, New York, New York, makes each Fund’s investment decisions, buys and sells securities for the applicable Fund and conducts research that leads to these purchase and sale decisions. DeAM, Inc. or DeIM, as applicable, also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each

Advisor is part of DeAM and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM, Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Funds are managed by the same portfolio managers, who are employed by the advisors to render services to each Fund.

Samuel A. Dedio, Managing Director of DeAM, is the Co-Lead Portfolio Manager for each of the Funds. Mr. Dedio joined DeAM in 1999 and became a Portfolio Manager of the Funds in 2002. Mr. Dedio has 13 years of investment industry experience and holds an MS from American University, Kogod School of Business.

Robert S. Janis, Managing Director of DeAM, is the Co-Lead Portfolio Manager for each of the Funds. Mr. Janis joined DeAM and became a Portfolio Manager of the Funds in 2004 after serving as portfolio manager for ten years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management). Mr. Janis has over 20 years of investment industry experience and holds an MBA from the University of Pennsylvania, Wharton School.

Distribution and Service Fees.    Pursuant to separate Underwriting Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, serves as principal distributor of shares for each Fund. Aggressive Growth Fund and Mid Cap Growth Fund have adopted distribution plans on behalf of certain classes of shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Rule 12b-1 Plans”). Pursuant to its 12b-1 Plans, Mid Cap Growth Fund’s Class A shares have a distribution fee of 0.25% and its Class B and Class C shares have a distribution fee of 0.75%. Aggressive Growth Fund’s Class B and Class C shares have a distribution fee of 0.75%. The Development Fund has not adopted a Rule 12b-1 Plan.

Both Mid Cap Growth Fund and Aggressive Growth Fund have a service agreement (“Services Agreement”) with SDI. Pursuant to the Services Agreement, SDI receives a shareholder services fee of up to 0.25% per year with respect to Aggressive Growth Fund’s Class A shares and each Fund’s Class B and Class C shares (with respect to Aggressive Growth for each of its Class A, B and C shares, pursuant to its 12b-1 Plan).

Trustees and Officers.    The Trustees of Scudder Advisor Funds (of which Mid Cap Growth Fund is a series) are different from those of Scudder Securities Trust, of which Development Fund is a series, and from those of Scudder Aggressive Growth Fund. As more fully disclosed in the statement of additional information for Mid Cap Growth Fund, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Advisor Funds: Richard R. Burt, S. Leland Dill, Martin J. Gruber, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and William N. Shiebler.

In addition, the officers of Scudder Advisor Funds are different from those of Scudder Securities Trust, of which Development Fund is a series, and from those of Aggressive Growth Fund.

Independent Registered Public Accounting Firms (“Auditors”).    PricewaterhouseCoopers LLP serves as Auditor for Mid Cap Growth Fund and Development Fund. Ernst & Young LLP serves as Auditor for Aggressive Growth Fund.

Charter Documents.    Development Fund is a series of Scudder Securities Trust, a Massachusetts business trust, established under a Declaration of Trust dated October 16, 1985, as amended from time to time. Aggressive Growth Fund is a Massachusetts business trust, established under a Declaration of Trust dated October 3, 1986, as amended from time to time. Mid Cap Growth Fund is a series of Scudder Advisor Funds, a Massachusetts business trust organized on July 21, 1986.

Development Fund is a series of Scudder Securities Trust, a Massachusetts business trust governed by Massachusetts law. Aggressive Growth Fund is the only series of Aggressive Growth Fund, a Massachusetts business trust governed by Massachusetts law. Mid Cap Growth Fund is a series of Scudder Advisor Funds, a Massachusetts business trust governed by Massachusetts law. Development Fund is governed by an Agreement and Declaration of Trust, dated December 21, 1987, and By-Laws, dated October 16, 1985, as amended from time to time. Aggressive Growth Fund is governed by an Agreement and Declaration of Trust, dated October 3, 1996, as amended from time to time, and By-Laws, dated November 20, 1996, as amended from time to time. Mid Cap Growth Fund is governed by a Declaration of Trust, dated July 22, 1986, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but are not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Mid Cap Growth Fund, Development Fund and Aggressive Growth Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the voting of Trustees. Meetings of shareholders of Mid Cap Growth Fund may be called by the Trustees of Scudder Advisor Funds for the purpose of voting upon the question of the removal of any Trustee when requested to do so by the shareholders of not less than ten percent (10%) of the outstanding shares. Meetings of shareholders of Development Fund may be called at any time by the President, and must be called by the President and Secretary at the request in writing or by resolution of a majority of Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting. Meetings of shareholders of Aggressive Growth Fund may be called by the Trustees or the President upon written application by shareholders holding at least twenty-five percent (25%) (or ten percent (10%) if the purpose of such meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding of all series and classes entitled to vote at such meeting. If the Trustees or the President of Aggressive Growth Fund fail to call a meeting of shareholders for a period of 30 days after such written application of shareholders, such shareholders may call a meeting. Meetings of the shareholders of Aggressive Growth Fund may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders as prescribed by the Declaration of Trust or upon any other matter deemed by the Trustees to be necessary or desirable.

Shares of Mid Cap Growth Fund, Development Fund and Aggressive Growth Fund are fully paid and non-assessable (except as described below), transferable, and have no preemptive, conversion or subscription rights. Shares of each Fund are entitled to distributions as declared by its Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to such class. Trustees of Mid Cap Growth Fund have the right to redeem upon 60 days’ prior written notice to the shareholder the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than $10,000, subject to such terms and conditions as the Trustees may approve and subject to the Trust’s giving general notice to all shareholders of its intention to avail itself of such right. Trustees of Development Fund have the right to redeem at any time without prior written notice to the shareholder the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than $1,000, subject to such terms and conditions as the Trustees may approve and subject to the Trust’s giving general notice to all shareholders of its intention to avail itself of such right. The Trustees of Aggressive Growth Fund shall have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum amount designated from time to time by the Trustees.

The voting powers of shareholders of each Fund are substantially similar. However, the Declaration of Trust governing Mid Cap Growth Fund and the Declaration of Trust governing Development Fund provide expressly that shareholders of each applicable Fund have the power to vote to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders. In addition, the Declaration of Trust governing Development Fund expressly provides that shareholders have the power to vote with respect to the incorporation of the Trust or any series thereof. The Declaration of Trust further provides that shareholders of Development Fund also maintain the right to vote with respect to distribution plans pursuant to Rule 12b-1 and with respect to advisory or management contracts, although these votes are generally required by applicable law.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declaration of Trust governing Development Fund, however, expressly disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, the Declaration of Trust governing Development Fund provides for indemnification out of the property of the Fund for all losses and reasonable expenses of any shareholder held personally liable by reason of being a shareholder of the Fund. The indemnification and reimbursement required is to be made only out of the assets of the one or more series of which the shareholder who is entitled to indemnification or reimbursement was a shareholder at the time the act or event occurred which gave rise to the claim against or liability of such shareholder. The

Declaration of Trust governing Mid Cap Growth Fund and the Declaration of Trust governing Aggressive Growth Fund contain similar provisions regarding the disclaimer of liability and indemnification of shareholders as the Declaration of Trust governing Development Fund. However, the Declaration of Trust governing Aggressive Growth Fund expressly disclaims any liability or obligation for taxes paid by reason of such shareholder’s ownership of shares or for losses suffered by reason of any changes in the value of any Trust assets.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of such trust and belong irrevocably to such Fund for all purposes, subject only to the rights of creditors.

Scudder Advisor Funds or any series thereof (including Mid Cap Growth Fund) may be terminated by its Trustees upon the affirmative vote of the holders of a majority of the outstanding voting securities of the Trust or series entitled to vote, as such term is defined in the 1940 Act. Scudder Securities Trust or any series thereof (including Development Fund) may be terminated by its Trustees by an instrument in writing signed by a majority of the Trustees or by the affirmative vote of the holders of a majority of the shares of the Trust or series outstanding and entitled to vote, at any meeting of the shareholders. The Declaration of Trust governing Development Fund may be amended by a vote of the holders of a majority of the shares outstanding and entitled to vote, or by the Trustees without the vote or consent of shareholders if they deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code, or if they determine that such a change does not materially adversely affect the rights of shareholders. Aggressive Growth Fund may be terminated by its Trustees by written notice to the shareholders without a vote of the shareholders of the Trust or by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes of each series or class entitled to be cast on the matter. Any series or class of shares of the Trust may be terminated at any time by the Trustees by written notice to the shareholders of such series or class without a vote of the shareholders of such series or class or by the vote of the shareholders of such series or class entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter. The Declaration of Trust governing Mid Cap Growth Fund may be amended and/or restated at any time by an instrument in writing signed by the Trustees when authorized to do so by vote of the shareholders holding more than a majority of the majority of the outstanding voting securities, as such term is defined in the 1940 Act. The Declaration of Trust governing Aggressive Growth Fund may be amended and/or restated at any time by an instrument in writing signed by a majority of the Trustees when authorized to do so by vote of the shareholders holding more than fifty percent (50%) of the shares entitled to vote, except that an amendment which, in the determination of the Trustees, will affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes must be authorized by vote of the shareholders holding more than fifty percent (50%) of the shares entitled to vote on each series or class affected, and no vote of shareholders of a series or class not affected is required.

Trustees of Scudder Securities Trust, of which Development Fund is a series, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of the Trust holding a plurality of the shares voting at a meeting of the shareholders. Any Trustee of Scudder Securities Trust may be removed for cause by action of two-thirds of the remaining Trustees. Any Trustee of Scudder Advisor Funds may also be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective, and any Trustee may be removed at any special meeting by vote of two-thirds of the outstanding shares. Any Trustee of Scudder Securities Trust may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Declaration of Trust of Scudder Securities Trust requires its Trustees to promptly call a meeting of the shareholders for the purpose of voting on the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent (10%) of the outstanding shares. The Declaration of Trust governing Mid Cap Growth Fund provides that a plurality of shares entitled to vote by person or proxy shall elect new Trustees. The Declaration of Trust governing Aggressive Growth Fund are silent on the number of shareholder votes required to elect new Trustees. Any Trustee of Aggressive Growth Fund may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal. Trustees of Aggressive Growth Fund may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class.

The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at a meeting of the shareholders of Scudder Advisor Funds, of which Mid Cap Growth Fund is a series. The holders of one-third of outstanding shares present in person or by proxy shall constitute a quorum at a meeting of shareholders of Scudder Securities Trust, of which Development Fund is a series. Quorum for a shareholder meeting of Aggressive Growth Fund is thirty percent (30%) of all votes entitled to be cast at the meeting of each series or class entitled to vote in person or by proxy, except that, where the vote is by a series or class, then the quorum is thirty percent (30%) of the aggregate number of shares of that series or class entitled to vote.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Development Fund, Aggressive Growth Fund and Mid Cap Growth Fund. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGERS

General.    The shareholders of Development Fund are being asked to approve a merger between Development Fund and Mid Cap Growth Fund. The shareholders of Aggressive Growth Fund are being asked to approve a merger between Aggressive Growth Fund and Mid Cap Growth Fund. Each proposed merger would be pursuant to an Agreement and Plan of Reorganization between the Funds (each an “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

Each merger is structured as a transfer of all of the assets of the applicable Acquired Fund to Mid Cap Growth Fund in exchange for the assumption by Mid Cap Growth Fund of all of the liabilities of the applicable Acquired Fund, and for the issuance and delivery to the applicable Acquired Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Mid Cap Growth Fund.

After receipt of the Merger Shares, the applicable Acquired Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the applicable Acquired Fund, and the legal existence of the applicable Acquired Fund will be terminated. Each shareholder of the applicable Acquired Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined below on page 30) to, the aggregate value of the shareholder’s shares in the applicable Acquired Fund. Such shares will be held in an account with Mid Cap Growth Fund identical in all material respects to the account currently maintained by the applicable Acquired Fund.

Prior to the date of the merger, Development Fund and/or Aggressive Growth Fund will sell any investments that are not consistent with the current investment objective, policies and restrictions of Mid Cap Growth Fund and declare a taxable distribution that together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distributions to shareholders of Development Fund and/or Aggressive Growth Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of July 26, 2005, Development Fund and Aggressive Growth Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Mid Cap Growth Fund.

The Trustees of the Trust and of Aggressive Growth Fund have voted to approve the applicable Agreement and the applicable proposed merger and to recommend that shareholders of the applicable Acquired Fund also approve the merger. The actions contemplated by the Agreement between Development Fund and Mid Cap Growth Fund and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Development Fund that are outstanding and entitled to vote. The actions contemplated by the Agreement between Aggressive Growth Fund and Mid Cap Growth Fund and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Aggressive Growth Fund outstanding and entitled to vote.

In the event that a proposed merger does not receive the required shareholder approval, the Acquired Fund whose merger is not approved will continue to be managed as a separate Fund, or a separate series of the Trust, in accordance with its current investment objectives and policies, and the Trustees of the respective Fund or Trust and of Scudder Advisor Funds may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Mergers.

Development Fund Merger.    The proposed merger was presented to the Trustees of the Trust and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that the overall initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of the Trust conducted a thorough review of the potential implications of the merger on Development Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM.

In the course of their review, the Trustees requested and received substantial additional information.

On July 29, 2005, the Trustees of Scudder Securities Trust, including all the Trustees who are not “interested persons” of the Development Fund (as defined by the 1940 Act) (“Independent Trustees”), approved the terms of the proposed merger of Development Fund into Mid Cap Growth Fund. The Trustees have also agreed to recommend that the merger be approved by shareholders of the Development Fund.

In determining to recommend that the shareholders of Development Fund approve its merger, the Trustees of Scudder Securities Trust, of which Development Fund is a series, considered, among others, the factors described below:

•	the fees and expense ratios of the Development Fund and Mid Cap Growth Fund, including comparisons between the expenses of Development Fund and the estimated operating expense ratio of the combined Fund, and between the estimated operating expense ratio of the combined Fund and other mutual funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratio was anticipated to be lower than Development Fund’s current expense ratio;

•	the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	the compatibility of Development Fund’s and Mid Cap Growth Fund’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of Development Fund to pursue similar investment goals in a significantly larger fund.

•	the service features available to shareholders of Mid Cap Growth Fund were substantially similar.

•	prospects for the combined fund to attract additional assets.

•	the tax consequences of the merger on Development Fund and its shareholders, as well as historical and pro forma attributes of Development Fund and the effect of the merger on certain losses of Development Fund; the potentially negative impact of the merger on the shareholders (including a significant reduction in the amount of losses available to offset future gains).

•	the investment performance of Development Fund and Mid Cap Growth Fund and that Mid Cap Growth Fund had superior returns over most historical periods.

•

that DeAM has agreed to indemnify Mid Cap Growth Fund against certain liabilities Mid Cap Growth Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Mid Cap Growth Fund (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

Based on all of the foregoing, the Trustees of the Trust, of which Development Fund is a series, concluded that Development Fund’s participation in its proposed merger would be in the best interests of the Development Fund and would not dilute the interests of the Development Fund’s existing shareholders. The Trustees of the Development Fund, including the Independent Trustees, recommend that shareholders of the Development Fund approve the proposed merger.

Aggressive Growth Fund Merger.    DeAM discussed the proposed Aggressive Growth Fund merger with the Trustees of the Fund, at a meeting held on March 9, 2005. The proposed merger was presented to the Trustees of Aggressive Growth Fund and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that the overall initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Aggressive Growth Fund conducted a thorough review of the potential implications of the merger on Aggressive Growth Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM.

In determining to recommend that the shareholders of Aggressive Growth Fund approve its merger, the Trustees examined all factors that they considered relevant, including information regarding comparative expense ratios, management fees and the tax consequences of the merger to Aggressive Growth Fund and its shareholders. The Trustees considered, among other factors:

•	the fees and expense ratios of the Aggressive Growth and Mid Cap Growth Funds, including comparisons between the expenses of Aggressive Growth Fund and the estimated operating expense ratio of the combined Fund, and between the estimated operating expense ratio of the combined Fund and other mutual funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratio was anticipated to be lower than that of Aggressive Growth Fund currently;

•	the terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	the compatibility of Aggressive Growth Fund’s and Mid Cap Growth Fund’s investment objectives, policies, restrictions and portfolios;

•	that the service features available to shareholders of each Fund were identical on a class level;

•	the costs to be borne by the combined Fund and DeAM as a result of the merger, and in particular that DeAM would bear all costs of the merger;

•	prospects for the combined Fund to attract additional assets;

•	the tax consequences of the merger on Aggressive Growth Fund and its shareholders and, in particular, that the merger would be a tax-free reorganization;

•	the respective investment performances of the two Funds;

•	that DeAM has agreed to indemnify Mid Cap Growth Fund against certain liabilities Mid Cap Growth Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in the Fund (see Section VI) so that the likelihood that the combined Fund would suffer any loss is considered by fund management to be remote; and

•	that, in conjunction with the merger, DeAM has agreed to indemnify the Trustees who are not “interested persons” of Aggressive Growth Fund (the “Independent Trustees”) against certain liabilities which such Trustees may incur arising by reason of having served as a Trustee of Aggressive Growth Fund.

The Trustees also considered that Aggressive Growth Fund has a management fee with a performance fee adjustment and that Mid Cap Growth Fund does not. The Trustees noted that the combined Fund will have a management fee with the same base as that of Aggressive Growth Fund but that the management fee rate of the combined Fund will decline as assets of the Fund grow. Accordingly, the Trustees noted that while Aggressive Growth Fund’s management fee decreased when Aggressive Growth Fund underperformed the S&P 500 Stock Index, the combined Fund’s management fee will decrease as assets grow. The Trustees considered that the management fee of the combined Fund will generally be the same as that of Aggressive Growth Fund when the Fund performs in line with the S&P 500 Stock Index. However, assuming the current level of assets of the combined Fund, the management fee of the combined Fund will generally be lower than that of Aggressive Growth Fund when the Fund outperforms the S&P 500 Stock Index and will generally be higher than that of Aggressive Growth Fund when the Fund underperforms the S&P 500 Stock Index.

Agreement and Plan of Reorganization.    Each proposed merger will be governed by an Agreement, the form of which is attached as Exhibit A. Each Agreement provides that Mid Cap Growth Fund will acquire all of the assets of the applicable Acquired Fund solely in exchange for the assumption by Mid Cap Growth Fund of all liabilities of the applicable Acquired Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on September 16, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The descriptions of each proposed Agreement have been included to provide you with information regarding their terms. The Agreements contain representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of those Agreements between the respective parties and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of those Agreements. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts.

The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement. The applicable Acquired Fund will transfer all of its assets to Mid Cap Growth Fund, and in exchange, Mid Cap Growth Fund will assume all liabilities of the applicable Acquired Fund and deliver to the applicable Acquired Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of the applicable Acquired Fund attributable to shares of the corresponding class of the applicable Acquired Fund, less the value of the liabilities of the applicable Acquired Fund assumed by Mid Cap Growth Fund attributable to shares of such class of the applicable Acquired Fund. Immediately following the transfer of assets on the Exchange Date, the applicable Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by the applicable Acquired Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of the applicable Acquired Fund. As a result of the proposed merger, each shareholder of the applicable Acquired Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the shares of the corresponding class of the applicable Acquired Fund surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Mid Cap Growth Fund in the name of such shareholders of the applicable Acquired Fund, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Scudder Aggressive Growth Fund, respectively, have determined that their Acquired Fund’s proposed merger is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of each merger is subject to the conditions set forth in the applicable Agreement. Each Agreement may be terminated and the merger abandoned (i) by mutual consent of Mid Cap Growth Fund and the applicable Acquired Fund, (ii) by either party if the merger shall not be consummated by November 18, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of an Acquired Fund approve its merger, Mid Cap Growth Fund and the applicable Acquired Fund agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of the applicable Acquired Fund are added to the portfolio of Mid Cap Growth Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Mid Cap Growth Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for each merger and related transactions are estimated to be $227,748 in connection with Development Fund and $361,311 in connection with Aggressive Growth Fund. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to shareholders of each Acquired Fund in accordance with the Agreement as described above. The Merger Shares will be: Class A, Class B, Class C and Institutional Class shares (for Aggressive

Growth Fund shareholders) and Class AARP and Class S shares (for Development Fund shareholders) of Mid Cap Growth Fund. Each class of Merger Shares has the same characteristics as shares of the corresponding class of the applicable Acquired Fund. Merger Shares will be treated as having been purchased on the date a shareholder purchased its shares of the applicable Acquired Fund and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Mid Cap Growth Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Mid Cap Growth Fund could, under certain circumstances, be held personally liable for the obligations of Mid Cap Growth Fund. However, the Mid Cap Growth Fund’s Declaration of Trust provides for indemnification for all losses and expenses of any shareholder of Mid Cap Growth Fund held liable for the obligations of Mid Cap Growth Fund. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Mid Cap Growth Fund.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate its merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the acquisition by Mid Cap Growth Fund of all of the assets of the applicable Acquired Fund solely in exchange for Merger Shares and the assumption by Mid Cap Growth Fund of all of the liabilities of the applicable Acquired Fund, followed by the distribution by the applicable Acquired Fund to its shareholders of Merger Shares in complete liquidation of the applicable Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the applicable Acquired Fund and Mid Cap Growth Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, the applicable Acquired Fund will not recognize gain or loss upon the transfer of the applicable Acquired Fund’s assets to Mid Cap Growth Fund in exchange for Merger Shares and the assumption of the applicable Acquired Fund liabilities by Mid Cap Growth Fund, and the applicable Acquired Fund will not recognize gain or loss upon the distribution to the applicable Acquired Fund’s shareholders of the Merger Shares in liquidation of the applicable Acquired Fund;

•	under Section 354 of the Code, shareholders of the applicable Acquired Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for the applicable Acquired Fund shares;

•	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of the applicable Acquired Fund will be the same as the aggregate basis of the applicable Acquired Fund shares exchanged therefor;

•	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each applicable Acquired Fund shareholder will include the holding periods of the applicable Acquired Fund shares exchanged therefor, provided that the applicable Acquired Fund shareholder held the applicable Acquired Fund shares at the time of the reorganization as a capital asset;

•	under Section 1032 of the Code, Mid Cap Growth Fund will not recognize gain or loss upon the receipt of assets of the applicable Acquired Fund in exchange for Merger Shares and the assumption by Mid Cap Growth Fund of all of the liabilities of the applicable Acquired Fund;

•	under Section 362(b) of the Code, the basis of the assets of the applicable Acquired Fund transferred to Mid Cap Growth Fund in the reorganization will be the same in the hands of Mid Cap Growth Fund as the basis of such assets in the hands of the applicable Acquired Fund immediately prior to the transfer; and

•	under Section 1223(2) of the Code, the holding periods of the assets of the applicable Acquired Fund transferred to Mid Cap Growth Fund in the reorganization in the hands of Mid Cap Growth Fund will include the periods during which such assets were held by the applicable Acquired Fund.

Some of the portfolio assets of the Acquired Funds may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends to (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Mid Cap Growth Fund’s ability to carry forward the pre-merger losses of the applicable Acquired Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have taken place on April 1, 2005, Development Fund would have lost the benefit of approximately 70% of its gross losses (i.e., year end capital loss carryforwards as adjusted by any year to date realized gains or losses) or 66% of its net losses (i.e., gross losses as further adjusted by any deemed recognition of unrealized gains), and Aggressive Growth Fund would have lost the benefit of approximately 72% of its gross losses, or 67% of its net losses. Prior to the merger, Development Fund would have had gross losses equal to approximately $182 million (85% of its net asset value) and Aggressive Growth Fund would have had approximately $96 million (87% of its own net asset value) that would otherwise have been available to offset the Fund’s future gains, until those losses expired over a period of just under seven years. After the merger, those losses would have been both limited and spread over a large asset base. Once both Funds combine with Mid Cap Growth Fund, which has smaller gross losses of approximately 4% of its net asset value, the combined Fund would have had gross losses of 15% of its combined net assets, which would be available to offset the future capital gains of the combined fund for just under six years. As a result, Development Fund and Aggressive Growth Fund would suffer a significant reduction in the amount of losses they would be able to use to offset future gains.

Due to the operation of these loss limitation rules, former shareholders of Development Fund and Aggressive Growth Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if their respective merger did not occur.

While shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Each Fund intends to declare and distribute annually substantially all of its net investment income, including any net realized short-term or long-term capital gains, if any, in November or December (in December for Mid Cap Growth Fund) of each year, and to make additional distributions as necessary. Dividends and distributions are automatically invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder’s account on the reinvestment date, unless shareholders indicate in writing that they wish to receive dividends and distributions in cash. However, if an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account. If the Agreement is approved by shareholders of an Acquired Fund, the applicable Acquired Fund will declare a distribution to its shareholders of all undistributed net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of March 31, 2005 and of Mid Cap Growth Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Scudder Mid Cap Growth Fund	Development Fund	Aggressive Growth Fund	Pro Forma Adjust- ments	Mid Cap Growth Fund— Pro Forma Combined (assuming consummation of Development Fund merger)	Mid Cap Growth Fund—Pro Forma Combined (assuming consummation of Aggressive Growth Fund merger)		Mid Cap Growth Fund—Pro Forma Combined (assuming consummation of both mergers)
Net Assets
Class A Shares	$476,215,523	$—	$65,512,420	—	$476,215,523		$541,727,943	$541,727,943
Class B Shares	$32,783,493	$—	$27,471,481	—	$32,783,493		$60,254,974	$60,254,974
Class C Shares	$17,965,569	$—	$16,947,999	—	$17,965,569		$34,913,568	$34,913,568
Investment Class Shares	$34,663,800	$—	$—	—	$34,663,800		$34,663,800	$34,663,800
Institutional Class Shares	$374,389,738	$—	$20,319	—	$374,389,738		$374,410,057	$374,410,057
Class AARP Shares	$—	$1,870,195	$—	—	$1,870,195	$		$1,870,195
Class S Shares	$250,291	$212,077,315	$—	—	$212,327,606		$250,291	$212,327,606
Class R Shares	$901,193	$—	$—	—	$901,193		$901,193	$901,193

Total Net Assets	$937,169,607	$213,947,510	$109,952,219	—	$1,151,117,117		$1,047,121,826	$1,261,069,336

	Scudder Mid Cap Growth Fund	Development Fund	Aggressive Growth Fund	Pro Forma Adjustments		Mid Cap Growth Fund— Pro Forma Combined (assuming consummation of Development Fund merger)	Mid Cap Growth Fund— Pro Forma Combined (assuming consummation of Aggressive Growth Fund merger)		Mid Cap Growth Fund— Pro Forma Combined (assuming consummation of both mergers)
Shares Outstanding
Class A Shares	34,183,809	—	4,823,993		(121,020)	34,183,809		38,886,782	38,886,782
Class B Shares	2,402,787	—	2,175,101		(161,063)	2,402,787		4,416,825	4,416,825
Class C Shares	1,317,031	—	1,344,243		(101,721)	1,317,031		2,559,553	2,559,553
Investment Class Shares	2,487,263	—	—		—	2,487,263		2,487,263	2,487,263
Institutional Class Shares	26,554,273	—	1,460		(19)	26,554,273		26,555,714	26,555,714
Class AARP Shares	—	94,885	—		39,372	134,257			134,257
Class S Shares	17,962	10,751,150	—		4,473,352	15,242,464		17,962	15,242,464
Class R Shares	64,911	—	—		—	64,911		64,911	64,911

Net Asset Value Per Share
Class A Shares	$13.93	$—	$13.58		$—	$13.93		$13.93	$13.93
Class B Shares	$13.64	$—	$12.63		$—	$13.64		$13.64	$13.64
Class C Shares	$13.64	$—	$12.61		$—	$13.64		$13.64	$13.64
Investment Class Shares	$13.94	—	—		—	$13.94		$13.94	$13.94
Institutional Class Shares	$14.10	$—	$13.92	$		$14.10		$14.10	$14.10
Class AARP Shares	$—	$19.71	$—		$—	$13.93	$		$13.93
Class S Shares	$13.93	$19.73	$—		$—	$13.93		$13.93	$13.93
Class R Shares	$13.88	$—	$—		$—	$13.88		$13.88	$13.88

(1)	Assumes the mergers had been consummated on March 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of Mid Cap Growth Fund will be received by the shareholders of the Acquired Funds on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Mid Cap Growth Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of March 31, 2005 and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that Mid Cap Growth Fund will be the surviving Fund following the mergers, and because Mid Cap Growth Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Acquired Funds to Mid Cap Growth Fund as contemplated by the Agreement.

The Trustees of the Trust, including the Independent Trustees, and the Trustees of Aggressive Growth Fund, including the Independent Trustees, recommend approval of the applicable Acquired Fund’s merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETINGS

General.    This Prospectus/Proxy Statement is furnished in connection with (i) the proposed merger of Development Fund with and into Mid Cap Growth Fund, (ii) the proposed merger of Aggressive Growth Fund with and into Mid Cap Growth Fund and (iii) the solicitation of proxies by and on behalf of the Trustees of the Trust and of Aggressive Growth Fund, respectively, for use at the Special Meeting of shareholders (each a “Meeting” and collectively, the “Meetings”). The Meetings are to be held September 2, 2005 at 9:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of Special Meetings, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about August 2, 2005.

As of June 21, 2005, Development Fund had the following shares outstanding:

Share Class	Number of Shares
Class S	10,476,077.207
Class AARP	94,195.138

As of June 21, 2005, Aggressive Growth Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	4,667,012.130
Class B	2,003,095.516
Class C	1,263,397.272
Institutional Class	1,460.152

Only shareholders of record on June 21, 2005 will be entitled to notice of and to vote at the applicable Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Scudder Securities Trust and Scudder Aggressive Growth Fund know of no matters other than those set forth herein to be brought before their Acquired

Fund’s Meeting. If, however, any other matters properly come before a Meeting, it is the applicable Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from shareholders of the applicable Acquired Fund by the Trustees of Scudder Securities Trust and Scudder Aggressive Growth Fund, respectively, for the applicable Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Development Fund Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Development Fund outstanding and entitled to vote. Similarly, the transactions contemplated by the Aggressive Growth Fund Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Aggressive Growth Fund outstanding and entitled to vote.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of an Acquired Fund at the close of business on June 21, 2005 (the “Record Date”) will be entitled to vote at that Acquired Fund’s Meeting or any adjournment thereof. The holders of one-third of the outstanding shares of Development Fund and of at least 30% of the shares of Aggressive Growth Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the applicable Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at a Meeting will be counted by persons appointed by the applicable Acquired Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of June 21, 2005, the officers and Trustees of each of Scudder Securities Trust and Scudder Aggressive Growth Fund beneficially owned less than 1% of the outstanding shares of each of Development Fund and Aggressive Growth Fund, respectively. As of June 21, 2005, the officers and Trustees of Scudder Advisor

Funds, as a group, beneficially owned less than 1% of the outstanding shares of Mid Cap Growth Fund. To the best of the knowledge of Mid Cap Growth Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Mid Cap Growth Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Investment	Scudder Trust Co FBO Flying J Inc 401K Pl #XXXXXX Attn: Asset Recon Salem NH 03079-1143	9.81%

	Scudder Trust Co FBO USAF NAF Employees 401(k) Pl #XXXXXX Attn Asset Recon Salem NH 03079-1143	5.46%

	Scudder Trust Company FBO Photronics P/S & Sav Pl Attn Asset Recon Dept #xxxxxx Salem NH 03079-1143	8.76%

Institutional	Scudder Trust Company Ttee FBO DB Matched Savings Plan Attn Asset Recon Dept #xxxxxx Salem NH 03079-1143	37.39%

	Northern Trust Co Ttee Cust FBO Nortel Networks Long Term Investment Plan-DV IRA Chicago IL 60675-2994	42.59%

	State Street Corp Ttee for Westinghouse Savannah RVR/Bechtel Savannah RIV Inc Svgs & Invest Pl Jersey City NJ 07302-3885	17.83%

R	Marion Donnelly Cust FBO Fehr & Peers Assoc Inc 401k Psp Walnut Creek CA 94596-3582	7.48%

	Joseph V Andronaco Ttee FBO Corrosion Fluid Products Corp Farmingtn HLS MI 48335-2526	8.14%

	State Street Bank & Trust FBO ADP/Scudder Choice 401(k) Product Florham Park NJ 07932-1502	10.43%

A	John Hancock Life Insurance Company (USA) Toronto Ontario Canada M4W1E5	41.63%

Class	Shareholder Name and Address	Percentage Owned

S	Scudder Trust Company Cust for the IRA of Kurt R Schumacher Centreville VA 20120-1200	5.78%

	Scudder Trust Company TR Profit Sharing Plan Goldman & Goldman FBO Edward A Goldman Edmond OK 73013-8053	11.05%

To the best of the knowledge of Development Fund, no shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Development Fund as of June 21, 2005.

To the best of the knowledge of Aggressive Growth Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Aggressive Growth Fund as of June 21, 2005:

Class	Shareholder Name and Address	Percentage Owned
Institutional	Scudder Trust Company Cust IRA R/o Robert F Casida Overland Park KS 66202-3847	18.92%

	Scudder Trust Company Ttee* Gust M/P Donald L Dunaway Naples FI 34108-7527	81.08%

*	Although Mr. Dunaway, a Trustee of Aggressive Growth Fund, beneficially owns 81.08% of the outstanding shares of the Institutional Class, he beneficially owns less than 1% of the outstanding shares of Aggressive Growth Fund.

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Mid Cap Growth Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the applicable Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $24,860.63 for Development Fund and $23,596.60 for Aggressive Growth Fund. As the date of the Meetings approaches, certain shareholders of the Acquired Funds may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of the Acquired Funds. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees of the Trust and of Aggressive Growth Fund, respectively, believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the proxy cards of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Computershare toll-free at 1-866-863-3900. Any proxy given by a shareholder is revocable until voted at the applicable Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Acquired Funds, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Scudder Securities Trust or the Secretary of Scudder Aggressive Growth Fund, at Two International Place, Boston, MA 02110 and at 222 South Riverside Plaza, Chicago, IL 60606, respectively, (ii) by properly executing a later-dated proxy that is received by the applicable Acquired Fund at or prior to the applicable Meeting, or (iii) by attending the applicable Meeting and voting in person. Merely attending the applicable Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of Special Meetings are not received by the time scheduled for the Meetings, the persons named as proxies may propose adjournments of a Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2005, by and among Scudder Advisor Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Mid Cap Growth Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, and [Scudder Aggressive Growth Fund, a Massachusetts business trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), on behalf of Scudder Aggressive Growth Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”) Scudder Securities Trust, a Massachusetts business trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), on behalf of Scudder Development Fund, (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), the only series of the Acquired Trust], and Deutsche Asset Management, Inc. (“DeAM, Inc.”), investment advisor for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is One South Street, Baltimore, Maryland 21202. The principal place of business of the Acquired Trust is [222 South Riverside Plaza, Chicago, Illinois 60606]/ [Two International Place, Boston, MA 02110].

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] voting shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] Acquiring Fund Shares to be so credited to the [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired

Fund, although share certificates representing interests in [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a [Class A, Class B, Class C or Institutional Class]/[Class S and Class AARP] Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. [Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class AARP Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class AARP shares shall be equal to the net asset value of one Class S share of the Acquiring Fund.]

2.3  The number of [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be September 19, 2005 or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  [Scudder Service Corporation (or its designee)]/[State Street (or its designee)], as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding [Class A, Class B, Class C and Institutional Class]/[, Class S and Class AARP] Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties

4.1 The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended [September 30, 2004]/[July 31, 2004], have been audited by [Ernst & Young LLP]/[PricewaterhouseCoopers LLP], Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since [September 30, 2004]/[July 31, 2004], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of [Scudder Service Corporation]/[State Street], as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended September 30, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since September 30, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement on Form N-14 (the “Registration Statement”) only insofar as it relates to the Acquiring Fund, will, on the effective date of the

Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than November 1, 2005.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is legally existing as a business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust on or before the Closing Date.

6.5  The Acquiring Fund shall have adopted a new investment management fee schedule of 0.65% of average daily net assets for the first $500 million in assets, 0.60% of average daily net assets for the next $500 million in assets, 0.55% of average daily net assets for the next $2.5 billion in assets, 0.54% of average daily net assets for the next $2.5 billion in assets, 0.53% of average daily net assets for the next $2.5 billion in assets, 0.52% of average daily net assets for the next $2.5 billion in assets and 0. 51% of average daily net assets exceeding $12.5 billion, and shall have entered into an expense cap agreement with DeAM, Inc. limiting the expenses of the [Class A, Class B, Class C and Institutional Class]/[Class S and Class AARP] shares of the Acquiring Fund to [1.25%, 2.00%, 2.00% and 1.00%] [1.05% and 1.05%], respectively, excluding certain expenses, for the period commencing September 19, 2005 and ending January 31, 2009, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of [Ropes & Gray LLP]/[Vedder, Price, Kaufman & Kammholz, P.C.], in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been [duly] formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust], on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust [is duly registered as an investment company with the Commission and is not subject to any stop order]/[is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued], and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by [Ropes & Gray LLP]/[Vedder, Price, Kaufman & Kammholz, P.C.], of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeAM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before November 18, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund, One South Street, Baltimore, Maryland 21202, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Burton M. Leibert, Esq., or to [Scudder Development Fund, Two International Place, Boston, Massachusetts 02110, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110, Attn. John W. Gerstmayr]/[Scudder Aggressive Growth Fund, 222 South Riverside Plaza, Chicago, Illinois 60608, with a copy to Vedder, Price, Kaufman and Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: Cathy G. O’Kelly, Esq.], or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of any Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER ADVISOR FUNDS, on behalf of Scudder Mid Cap Growth Fund

Secretary	By: Its:

[Attest:	SCUDDER SERIES TRUST, on behalf of Scudder Development Fund

Secretary	By: Its:]/

[Attest:	SCUDDER AGGRESSIVE GROWTH FUND, on behalf of Scudder Aggressive Growth Fund

Secretary	By: Its:]
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

EXHIBIT B

Financial Highlights

Mid Cap Growth Fund

Class A

Years Ended September 30,	2005[a]		2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$12.06		$11.46	$9.31	$11.49

Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		(.10)	(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.93		.70	2.23	(2.17)

Total from investment operations	1.87		.60	2.15	(2.18)

Redemption fees	.00	***	—	—	—
Net asset value, end of period	$13.93		$12.06	$11.46	$9.31

Total Return (%)[d]	15.51	**	5.24	23.09	(18.97	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	476		242	212	.6
Ratio of expenses before expense reductions (%)	1.31	*	1.35	1.34	1.48	*
Ratio of expenses after expense reductions (%)	1.25	*	1.25	1.25	1.25	*
Ratio of net investment income (loss) (%)	(.82	)*	(.86)	(.74)	(.63	)*
Portfolio turnover rate (%)	93	*	116	82	120[e]

[a]	For the six months ended March 31, 2005 (Unaudited).
[b]	For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class B

Years Ended September 30,	2005[a]		2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.86		$11.35	$9.29	$11.49
Income (loss) from investment operations:
Net investment income (loss)[c]	(.10)		(.19)	(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.88		.70	2.21	(2.17)

Total from investment operations	1.78		.51	2.06	(2.20)

Redemption fees	.00	***	—	—	—
Net asset value, end of period	$13.64		$11.86	$11.35	$9.29

Total Return (%)[d]	15.01	**	4.49	22.17	(19.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		9	6	.3
Ratio of expenses before expense reductions (%)	2.06	*	2.10	2.09	2.22	*
Ratio of expenses after expense reductions (%)	2.00	*	2.00	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.57	)*	(1.61)	(1.49)	(1.38	)*
Portfolio turnover rate (%)	93	*	116	82	120[e]

[a]	For the six months ended March 31, 2005 (Unaudited).
[b]	For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class C

Years Ended September 30,	2005[a]		2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.85		$11.35	$9.29	$11.49

Income (loss) from investment operations:
Net investment income (loss)[c]	(.10)		(.19)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.89		.69	2.22	(2.17)

Total from investment operations	1.79		.50	2.06	(2.20)

Redemption fees	.00	***	—	—	—
Net asset value, end of period	$13.64		$11.85	$11.35	$9.29

Total Return (%)[d]	15.11	**	4.41	22.17	(19.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		8	5	.1
Ratio of expenses before expense reductions (%)	2.06	*	2.10	2.09	2.20	*
Ratio of expenses after expense reductions (%)	2.00	*	2.00	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.57	)*	(1.61)	(1.49)	(1.38	)*
Portfolio turnover rate (%)	93	*	116	82	120[e]

[a]	For the six months ended March 31, 2005 (Unaudited).
[b]	For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Institutional Class

Years Ended September 30,	2005[a]		2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$12.19		$11.55	$9.36	$10.69	$17.57	$18.60

Income (loss) from investment operations:
Net investment income (loss)	(.04)[c]		(.08)[c]	(.05)[c]	(.04)[c]	.01	(.00	)***
Net realized and unrealized gain (loss) on investment transactions	1.95		.72	2.24	(1.29)	(6.42)	(1.03)

Total from investment operations	1.91		.64	2.19	(1.33)	(6.41)	(1.03)

Less distributions from:
Net realized gains on investment transactions	—		—	—	—	(.47)	—
Redemption fees	.00	***	—	—	—	—	—
Net asset value, end of period	$14.10		$12.19	$11.55	$9.36	$10.69	$17.57

Total Return (%)[d]	15.67	**	5.54	23.40	(12.44)	(37.15)	55.50[e]	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	374		328	323	164	231	414
Ratio of expenses before expense reductions (%)	1.06	*	1.10	1.09	1.14[f]	1.18[f]	1.45[f]	*
Ratio of expenses after expense reductions (%)	1.00	*	1.00	1.00	1.00[f]	1.00[f]	1.00[f]	*
Ratio of net investment income (loss) (%)	(.57	)*	(.61)	(.49)	(.30)	.04	(.17	)*
Portfolio turnover rate (%)	93	*	116	82	120[g]	251	146

[a]	For the six months ended March 31, 2005 (Unaudited).
[b]	For the period August 31, 2000 (commencement of operations of Institutional Class shares) to September 30, 2000.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	At the close of business on August 31, 2000, shares of Equity Appreciation—Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation—Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation—Institutional Class shares’ actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Growth Fund—Institutional Class.
[f]	The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[g]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class S

Period Ended March 31,	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$13.66

Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.29

Total from investment operations	.27

Redemption fees	.00	***
Net asset value, end of period	$13.93

Total Return (%)[c]	1.98	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses before expense reductions (%)	1.30	*
Ratio of expenses after expense reductions (%)	1.24	*
Ratio of net investment income (loss) (%)	(.77	)*
Portfolio turnover rate (%)	93	*

[a]	For the period February 1, 2005 (commencement of operations of Class S shares) to March 31, 2005 (Unaudited).
[b]	Based on average shares outstanding during period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, at 1-866-863-3900.

WAVE V-AG.DV

AGF_15393

DEV_15393

STATEMENT OF ADDITIONAL INFORMATION

One South Street

Baltimore, MD 21202

1-410-895-5000

RELATING TO THE ACQUISITION BY SCUDDER ADVISOR FUNDS — SCUDDER MID

CAP GROWTH FUND (THE “ACQUIRING FUND”)

OF THE ASSETS OF SCUDDER SECURITIES TRUST — SCUDDER DEVELOPMENT FUND

(“DEVELOPMENT FUND”); AND

OF THE ASSETS OF SCUDDER AGGRESSIVE GROWTH FUND (“AGGRESSIVE GROWTH FUND”

AND TOGETHER WITH SCUDDER DEVELOPMENT FUND, THE “ACQUIRED FUNDS”)

Dated: August 1, 2005

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Funds to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information.

1.	Class A, Class B, Class C, Class R and Institutional Class Statement of Additional Information for the Acquiring Fund, dated February 1, 2005, as revised March 21, 2005.

2.	Class AARP and Class S Statement of Additional Information for the Acquiring Fund, dated February 1, 2005, as revised July 5, 2005.

3.	Class AARP and Class S Statement of Additional Information of Development Fund, dated December 1, 2004.

4.	Class A, Class B, Class C and Institutional Class Statement of Additional Information of Aggressive Growth Fund, dated December 1, 2004.

5.	Annual Report of the Acquiring Fund for the year ended September 30, 2004.

6.	Annual Report of Development Fund for the year ended July 31, 2004.

7.	Semi-Annual Report of Development Fund for the semi-annual period ended January 31, 2005.

8.	Annual Report of Aggressive Growth Fund for the year ended September 30, 2004.

9.	Semi-Annual Report of Aggressive Growth Fund for the semi-annual period ended March 31, 2005.

10.	Unaudited pro forma financial statements.

The unaudited pro forma financial statements are intended to present the financial condition and related results of operations of the Acquiring Fund and the Acquired Funds as if the mergers had been consummated on March 31, 2004

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated August 1, 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with, and is hereby incorporated by reference into, the Prospectus/Proxy Statement.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2005 (UNAUDITED)

	Scudder Mid Cap Growth	Scudder Development	Scudder Aggressive Growth	Pro Forma Adjustments		Scudder Mid Cap Growth Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$2,755,084	$2,016,195	$1,065,416	$—		$5,836,695

Total Investment Income	2,755,084	2,016,195	1,065,416			5,836,695
Expenses
Management fees	4,621,034	1,904,087	681,837	(593,974	)(2)	6,612,984
Administrator Service Fee	2,963,452	—	—	1,507,965	(3)	4,471,417
Services to Shareholders	—	753,260	867,417	(1,620,677	)(3)	—
Custodian Fee	—	14,109	11,841	(25,950	)(3)	—
Fund Accounting Fee	—	60,950	—	(60,950	)(3)	—
Distribution Service Fees	1,036,936	—	671,198	—		1,708,134
Auditing	55,221	57,028	47,900	(68,048	)(3)	92,101
Legal	31,088	5,991	23,294	5,153	(3)	65,526
Trustees fees	36,314	8,133	10,523	14,594	(3)	69,564
Reports to Shareholders	42,878	15,083	67,260	64,791	(3)	190,012
Registration Fees	131,145	29,930	35,280	(99,463	)(3)	96,892
All other expenses	40,801	12,341	15,593	(11,557	)(3)	57,178

Total expenses before reductions	8,958,869	2,860,912	2,432,143	(888,116)		13,363,808
Expense reductions	(658,492)	(3,709)	(125,701)	37,804	(4)	(750,098)

Expenses, net	8,300,377	2,857,203	2,306,442	(850,312)		12,613,710

Net investment income (loss)	(5,545,293)	(841,008)	(1,241,026)	850,312		(6,777,015)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	25,582,574	17,147,026	8,493,239	—		51,222,839
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	102,049,347	(5,695,871)	(2,456,958)	—		93,896,518

Net increase in net assets from operations	$122,086,628	$10,610,147	$4,795,255	$850,312		$138,342,342

Notes to Pro Forma Combining Financial Statements

March 31, 2005

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 2005, and the unaudited pro forma condensed Statement of Operations for the 12 month period ended March 31, 2005 for Scudder Mid Cap Growth Fund, Scudder Development Fund and Scudder Aggressive Growth Fund as adjusted giving effect to the mergers as if they had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of Scudder Development Fund and Scudder Aggressive Growth Fund in exchange for shares of Scudder Mid Cap Growth Fund at net asset value. Following the acquisition, Scudder Mid Cap Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Mid Cap Growth Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the use of Scudder Mid Cap Growth Fund’s lower management fee agreement, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expense resulting from the mergers.

4.	Reduction in expense reimbursement due to overall reduction in expenses resulting from merger.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2005 (UNAUDITED)

	Scudder Mid Cap Growth	Scudder Development	Scudder Aggressive Growth	Pro Forma Adjustments	Scudder Mid Cap Growth Fund Pro Forma Combined
Investments, at value	$984,306,183	$241,382,474	$116,080,220	$—	$1,341,768,877
Cash	$13,356	$—	$—	$—	$13,356
Other assets less liabilities	$(47,149,932)	$(27,434,964)	$(6,128,001)	$—	$(80,712,897)

Total Net assets	$937,169,607	$213,947,510	$109,952,219	$—	$1,261,069,336

Net Assets
Class A	$476,215,523	$—	$65,512,420	$—	$541,727,943
Class B	$32,783,493	$—	$27,471,481	$—	$60,254,974
Class C	$17,965,569	$—	$16,947,999	$—	$34,913,568
Investment Class	$34,663,800	$—	$—	$—	$34,663,800
Institutional Class	$374,389,738	$—	$20,319	$—	$374,410,057
Class AARP	$—	$1,870,195	$—	$—	$1,870,195
Class S	$250,291	$212,077,315	$—	$—	$212,327,606
Class R	$901,193	$—	$—	$—	$901,193

Total Net assets	$937,169,607	$213,947,510	$109,952,219	$—	$1,261,069,336

Share Outstanding
Class A	34,183,809	—	4,823,993	(121,020)	38,886,782
Class B	2,402,787	—	2,175,101	(161,063)	4,416,825
Class C	1,317,031	—	1,344,243	(101,721)	2,559,553
Investment Class	2,487,263	—	—	—	2,487,263
Institutional Class	26,554,273	—	1,460	(19)	26,555,714
Class AARP	—	94,885	—	39,372	134,257
Class S	17,962	10,751,150	—	4,473,352	15,242,464
Class R	64,911	—	—	—	64,911
Net Asset Value per Share
Class A	13.93	—	13.58	—	13.93
Class B	13.64	—	12.63	—	13.64
Class C	13.64	—	12.61	—	13.64
Investment Class	13.94	—	—	—	13.94
Institutional Class	14.10	—	13.92	—	14.10
Class AARP	—	19.71	—	—	13.93
Class S	13.93	19.73	—	—	13.93
Class R	13.88	—	—	—	13.88

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of March 31, 2005 and of Mid Cap Growth Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date: (1)

	Scudder Mid Cap Growth Fund	Scudder Development Fund	Scudder Aggressive Growth Fund	Pro Forma Adjustments	Scudder Mid Cap Growth Fund Pro Forma Combined
Net Assets
Class A	$476,215,523	$—	$65,512,420	—	$541,727,943
Class B	$32,783,493	$—	$27,471,481	—	$60,254,974
Class C	$17,965,569	$—	$16,947,999	—	$34,913,568
Investment Class	$34,663,800	$—	$—	—	$34,663,800
Institutional Class	$374,389,738	$—	$20,319		$374,410,057
Class AARP	$—	$1,870,195	$—	—	$1,870,195
Class S	$250,291	$212,077,315	$—	—	$212,327,606
Class R	$901,193	$—	$—	—	$901,193

Total Net assets	$937,169,607	$213,947,510	$109,952,219	—	$1,261,069,336

Shares outstanding
Class A	34,183,809	—	4,823,993	(121,020)	38,886,782
Class B	2,402,787	—	2,175,101	(161,063)	4,416,825
Class C	1,317,031	—	1,344,243	(101,721)	2,559,553
Investment Class	2,487,263	—	—	—	2,487,263
Institutional Class	26,554,273	—	1,460	(19)	26,555,714
Class AARP	—	94,885	—	39,372	134,257
Class S	17,962	10,751,150	—	4,473,352	15,242,464
Class R	64,911	—	—	—	64,911
Net Asset Value per share
Class A	13.93	—	13.58	—	13.93
Class B	13.64	—	12.63	—	13.64
Class C	13.64	—	12.61	—	13.64
Investment Class	13.94	—	—	—	13.94
Institutional Class	14.10	—	13.92		14.10
Class AARP	—	19.71	—	—	13.93
Class S	13.93	19.73	—	—	13.93
Class R	13.88	—	—	—	13.88

1)	Assumes the mergers had been consummated on March 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of Scudder Mid Cap Growth Fund will be received by the shareholders of Scudder Development Fund and Scudder Aggressive Growth Fund on the date the mergers take place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Mid Cap Growth Fund that actually will be received on or after such date.

Pro Forma

Portfolio of Investments

as of March 31, 2005

(UNAUDITED)

	Scudder Mid Cap Growth Fund Shares	Scudder Aggressive Growth Fund Shares	Scudder Development Fund Shares	Combined Pro Forma Shares	Scudder Mid Cap Growth Fund Value ($)	Scudder Aggressive Growth Fund Value ($)	Scudder Development Fund Value ($)	Scudder Mid Cap Growth Fund Combined Pro Forma Value ($)
Common Stocks 97.2%
Consumer Discretionary 21.3%
Hotels Restaurants & Leisure 5.9%
P.F. Chang’s China Bistro, Inc.	302,400	—	—	302,400	18,083,520	—	—	18,083,520
Station Casinos, Inc.	301,900	35,800	65,700	403,400	20,393,345	2,418,290	4,438,035	27,249,670
The Cheesecake Factory, Inc.	622,350	71,050	130,250	823,650	22,062,308	2,518,722	4,617,362	29,198,392

					60,539,173	4,937,012	9,055,397	74,531,582

Household Durables 1.9%
Harman International Industries, Inc.	197,600	24,200	49,000	270,800	17,479,696	2,140,732	4,334,540	23,954,968

Specialty Retail 7.1%				—
Aeropostale, Inc.	612,300	75,300	148,900	836,500	20,052,825	2,466,075	4,876,475	27,395,375
Chico’s FAS, Inc.	772,600	107,600	207,500	1,087,700	21,833,676	3,040,776	5,863,950	30,738,402
Urban Outfitters, Inc.	542,900	37,900	69,700	650,500	26,042,913	1,818,063	3,343,509	31,204,485

					67,929,414	7,324,914	14,083,934	89,338,262

Textiles, Apparel & Luxury Goods 6.4%
Columbia Sportswear Co.	249,700	31,500	59,100	340,300	13,291,531	1,676,745	3,145,893	18,114,169
Fossil, Inc.	588,100	—	—	588,100	15,246,492	—	—	15,246,492
Polo Ralph Lauren Corp.	595,500	60,900	116,800	773,200	23,105,400	2,362,920	4,531,840	30,000,160
Quicksilver, Inc.	625,400	—	—	625,400	18,155,362	—	—	18,155,362

					69,798,785	4,039,665	7,677,733	81,516,183

Consumer Staples 3.8%
Beverages 1.3%
Constellation Brands, Inc. “A”	218,400	29,300	53,900	301,600	11,546,808	1,549,091	2,849,693	15,945,592

Food & Staples Retailing 0.5%
Wal-Mart Stores, Inc.	—	42,200	80,700	122,900	—	2,114,642	4,043,877	6,158,519

Household Products 2.0%
Jarden Corp.	455,300	30,600	56,200	542,100	20,889,164	1,403,928	2,578,456	24,871,548

Energy 4.4%
Energy Equipment & Services 3.2%
Alpha Natural Resources, Inc.	117,000	—	—	117,000	3,354,390	—	—	3,354,390
BJ Services Co.	191,200	24,700	45,100	261,000	9,919,456	1,281,436	2,339,788	13,540,680
FMC Technologies, Inc.	254,100	—	—	254,100	8,431,038	—	—	8,431,038
Rowan Companies, Inc.	358,300	46,200	84,700	489,200	10,723,919	1,382,766	2,535,071	14,641,756

					32,428,803	2,664,202	4,874,859	39,967,864

Oil, Gas & Cosumable Fuels 1.2%
Ultra Petroleum Corp.	300,100	—	—	300,100	15,245,080	—	—	15,245,080

Financials 8.6%
Capital Markets 6.1%
E*TRADE Financial Corp.	1,354,900	169,400	335,200	1,859,500	16,258,800	2,032,800	4,022,400	22,314,000
Investors Financial Services Corp.	320,000	40,800	80,700	441,500	15,651,200	1,995,528	3,947,037	21,593,765
Legg Mason, Inc.	228,650	35,250	68,350	332,250	17,866,711	2,754,435	5,340,869	25,962,015
Lehman Brothers Holdings, Inc.	—	12,600	23,800	36,400	—	1,186,416	2,241,008	3,427,424
The Goldman Sachs Group, Inc.	—	10,600	20,200	30,800	—	1,165,894	2,221,798	3,387,692

					49,776,711	9,135,073	17,773,112	76,684,896

Diversified Financial Services 2.5%
Calamos Asset Management, Inc. “A”	460,200	—	—	460,200	12,388,584	—	—	12,388,584
Citigroup, Inc.	—	25,600	51,500	77,100	—	1,150,464	2,314,410	3,464,874
The First Marblehead Corp.	200,700	25,700	47,400	273,800	11,546,271	1,478,521	2,726,922	15,751,714

					23,934,855	2,628,985	5,041,332	31,605,172

Health Care 24.6%
Biotechnology 4.6%
Amgen, Inc.	—	29,500	56,700	86,200	—	1,717,195	3,300,507	5,017,702
Charles River Laboratories International, Inc.	346,900	39,600	76,500	463,000	16,318,176	1,862,784	3,598,560	21,779,520
Genzyme Corp.	287,800	—	—	287,800	16,473,672	—	—	16,473,672
Invitrogen Corp.	211,900	—	—	211,900	14,663,480	—	—	14,663,480

					47,455,328	3,579,979	6,899,067	57,934,374

Health Care Equipment & Supplies 5.9%
Beckman Coulter, Inc.	237,500	—	—	237,500	15,781,875	—	—	15,781,875
C.R. Bard, Inc.	196,200	28,300	54,700	279,200	13,357,296	1,926,664	3,723,976	19,007,936
Cooper Companies, Inc.	—	16,900	31,200	48,100	—	1,232,010	2,274,480	3,506,490
Fisher Scientific International, Inc.	267,900	20,200	37,000	325,100	15,248,868	1,149,784	2,106,040	18,504,692
PerkinElmer, Inc.	414,700	70,400	136,800	621,900	8,555,261	1,452,352	2,822,184	12,829,797
Zimmer Holdings, Inc.	—	21,500	39,500	61,000	—	1,672,915	3,073,495	4,746,410

					52,943,300	7,433,725	14,000,175	74,377,200

Health Care Providers & Services 10.3%
Aetna, Inc.	—	31,800	60,800	92,600	—	2,383,410	4,556,960	6,940,370
Community Health Systems, Inc.	749,400	87,800	170,500	1,007,700	26,161,554	3,065,098	5,952,155	35,178,807
Coventry Health Care, Inc.	347,400	28,600	52,600	428,600	23,671,836	1,948,804	3,584,164	29,204,804
DaVita, Inc.	294,500	29,000	54,200	377,700	12,324,825	1,213,650	2,268,270	15,806,745
Triad Hospitals, Inc.	560,700	65,600	127,200	753,500	28,091,070	3,286,560	6,372,720	37,750,350
UnitedHealth Group, Inc.	—	18,500	35,900	54,400	—	1,764,530	3,424,142	5,188,672

					90,249,285	13,662,052	26,158,411	130,069,748

Pharmaceuticals 3.8%
Amylin Pharmaceuticals, Inc.	401,700	49,800	94,700	546,200	7,025,733	871,002	1,656,303	9,553,038
Celgene Corp.	653,200	78,200	157,500	888,900	22,241,460	2,662,710	5,362,875	30,267,045
Johnson & Johnson	—	42,000	80,300	122,300	—	2,820,720	5,392,948	8,213,668

					29,267,193	6,354,432	12,412,126	48,033,751

Industrials 5.6%
Construction & Engineering 1.2%
Avery Dennison Corp.	—	26,200	51,100	77,300	—	1,622,566	3,164,623	4,787,189
Chicago Bridge & Iron Co., NV (New York Shares)	222,600	—	—	222,600	9,801,078	—	—	9,801,078

					9,801,078	1,622,566	3,164,623	14,588,267

Machinery 3.1%
Caterpillar, Inc.	—	13,900	27,800	41,700	—	1,271,016	2,542,032	3,813,048
Dover Corp.	—	28,800	53,200	82,000	—	1,088,352	2,010,428	3,098,780
Oshkosh Truck Corp.	241,200	—	—	241,200	19,775,988	—	—	19,775,988
Terex Corp.	282,700	—	—	282,700	12,240,910	—	—	12,240,910

					32,016,898	2,359,368	4,552,460	38,928,726

Marine 0.1%
Diana Shipping, Inc.	—	16,000	29,100	45,100	—	264,640	481,314	745,954

Road & Rail 1.2%
Heartland Express, Inc.	820,750	—	—	820,750	15,717,362	—	—	15,717,362

Information Technology 22.5%
Communications Equipment 3.8%
Cisco Systems, Inc.	—	106,600	215,200	321,800	—	1,907,074	3,849,928	5,757,002
Comverse Technologies, Inc.	831,100	100,200	196,900	1,128,200	20,960,342	2,527,044	4,965,818	28,453,204
Foundry Networks, Inc.	1,376,400	—	—	1,376,400	13,626,360	—	—	13,626,360

					34,586,702	4,434,118	8,815,746	47,836,566

Computers & Peripherals 5.5%
Avid Technology, Inc.	292,200	36,700	69,200	398,100	15,813,864	1,986,204	3,745,104	21,545,172
Dell, Inc.	—	60,600	119,300	179,900	—	2,328,252	4,583,506	6,911,758
EMC Corp.	—	121,600	279,600	401,200	—	1,498,112	3,444,672	4,942,784
NCR Corp.	287,500	34,000	65,700	387,200	9,700,250	1,147,160	2,216,718	13,064,128
QLogic Corp.	427,300	50,500	93,500	571,300	17,305,650	2,045,250	3,786,750	23,137,650

					42,819,764	9,004,978	17,776,750	69,601,492

Internet Software & Services 4.2%
Check Point Software Technologies Ltd.	765,500	73,300	133,900	972,700	16,641,970	1,593,542	2,910,986	21,146,498
Fastclick, Inc.	—	6,400	12,500	18,900	—	76,800	150,000	226,800
Google, Inc. “A”	—	6,200	12,500	18,700	—	1,119,162	2,256,375	3,375,537
VeriSign, Inc.	712,000	87,300	166,400	965,700	20,434,400	2,505,510	4,775,680	27,715,590

					37,076,370	5,295,014	10,093,041	52,464,425

IT Consulting & Services 1.3%
Cognizant Technology Solutions Corp. “A”	256,000	—	—	256,000	11,827,200	—	—	11,827,200
Paychex, Inc.	—	50,500	97,700	148,200	—	1,657,410	3,206,514	4,863,924

					11,827,200	1,657,410	3,206,514	16,691,124

Semiconductors & Semiconductor Equipment 4.7%
International Rectifier Corp.	334,400	41,000	78,300	453,700	15,215,200	1,865,500	3,562,650	20,643,350
Linear Technology Corp.	518,800	51,700	85,900	656,400	19,875,228	1,980,627	3,290,829	25,146,684
NVIDIA Corp.	600,800	—	—	600,800	14,275,008	—	—	14,275,008

					49,365,436	3,846,127	6,853,479	60,065,042

Software 3.0%
Cognos, Inc.	598,000	69,100	134,700	801,800	25,080,120	2,898,054	5,649,318	33,627,492
Microsoft Corp.	—	64,700	122,000	186,700	—	1,563,799	2,948,740	4,512,539

					25,080,120	4,461,853	8,598,058	38,140,031

Materials 4.2%
Containers & Packaging 1.9%
Packaging Corp. of America	805,200	72,500	133,500	1,011,200	19,558,308	1,761,025	3,242,715	24,562,048

Metals & Mining 2.3%
Peabody Energy Corp.	446,400	58,800	113,400	618,600	20,695,104	2,725,968	5,257,224	28,678,296

Telecommunication Services 2.2%
Wireless Telecommunication Services
Nextel Partners, Inc. “A”	941,100	109,600	215,000	1,265,700	20,666,556	2,406,816	4,721,400	27,794,772

Total Common Stocks (Cost $696,666,172, $86,546,909, $166,544,738, and $949,757,819, respectively)					908,694,493	108,808,315	208,546,036	1,226,048,844

Preferred Stocks 0.0%
Information Technology 0.0%
Software
FusionOne “D”	690,608	—	—	690,608	27,624	—	—	27,624
Telecommunication Services 0.0%
Diversified Telecommunication Services
Convergent Networks, Inc. “D”	345,565	—	—	345,565	20,735	—	—	20,735

Total Preferred Stocks (Cost $3,750,001, $0, $0, and $3,750,001 respectively)					48,359	—	—	48,359

Securities Lending Collateral 5.9%
Daily Assets Fund Institutional 2.83%	44,803,500	4,516,298	24,873,412	74,193,210	44,803,500	4,516,298	24,873,412	74,193,210

Total Securities Lending Collateral (Cost $44,803,500, $4,516,298, $24,873,412, and $74,193,210, respectively)					44,803,500	4,516,298	24,873,412	74,193,210

Cash Equivalents 3.3%
Scudder Cash Management QP Trust 2.69%	30,759,831	2,755,607	7,963,026	41,478,464	30,759,831	2,755,607	7,963,026	41,478,464

Total Cash Equivalent (Cost $30,759,831, $2,755,607, $7,963,026, and $41,478,464, respectively)					30,759,831	2,755,607	7,963,026	41,478,464

Total Investment Portfolio (Cost $775,979,504, $93,818,814, $199,381,176, and $1,069,179,494, respectively) 106.4%					984,306,183	116,080,220	241,382,474	1,341,768,877
Other Assets and Liabilities, Net (6.4%)					(47,136,576)	(6,128,001)	(27,434,964)	(80,699,541)

Net Assets 100.0%					937,169,607	109,952,219	213,947,510	1,261,069,336

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2005 (UNAUDITED)

	Scudder Mid Cap Growth	Scudder Development	Pro Forma Adjustments		Scudder Mid Cap Growth Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$2,755,084	$2,016,195	$—		$4,771,279

Total Investment Income	2,755,084	2,016,195			4,771,279
Expenses
Management fees	4,621,034	1,904,087	(610,039	)(2)	5,915,082
Administrator Service Fee	2,963,452	—	1,020,754	(3)	3,984,206
Services to Shareholders	—	753,260	(753,260	)(3)	—
Custodian Fee	—	14,109	(14,109	)(3)	—
Fund Accounting Fee	—	60,950	(60,950	)(3)	—
Distribution Service Fees	1,036,936	—	—		1,036,936
Auditing	55,221	57,028	(29,448	)(3)	82,801
Legal	31,088	5,991	3,731	(3)	40,810
Trustees fees	36,314	8,133	4,979	(3)	49,426
Reports to Shareholders	42,878	15,083	93,161	(3)	151,122
Registration Fees	131,145	29,930	(64,183	)(3)	96,892
All other expenses	40,801	12,341	765	(3)	53,907

Total expenses before reductions	8,958,869	2,860,912	(408,599)		11,411,182
Expense reductions	(658,492)	(3,709)	(97,043	)(4)	(759,244)

Expenses, net	8,300,377	2,857,203	(505,642)		10,651,938

Net investment income (loss)	(5,545,293)	(841,008)	505,642		(5,880,659)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	25,582,574	17,147,026	—		42,729,600
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	102,049,347	(5,695,871)	—		96,353,476

Net increase in net assets from operations	$122,086,628	$10,610,147	$505,642		$133,202,417

Notes to Pro Forma Combining Financial Statements

March 31, 2005

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 2005, and the unaudited pro forma condensed Statement of Operations for the 12 month period ended March 31, 2005 for Scudder Mid Cap Growth Fund and Scudder Development Fund as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of Scudder Development Fund in exchange for shares of Scudder Mid Cap Growth Fund at net asset value. Following the acquisition, Scudder Mid Cap Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Mid Cap Growth Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the use of Scudder Mid Cap Growth Fund’s lower management fee agreement, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expense resulting from the merger.

4.	Increase in expense reimbursement due to the terms of the merger.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2005 (UNAUDITED)

	Scudder Mid Cap Growth Fund	Scudder Development Fund	Pro Forma Adjustments	Scudder Mid Cap Growth Fund Pro Forma Combined
Investments, at value	$984,306,183	$241,382,474	$—	$1,225,688,657
Cash	$13,356	$—	$—	$13,356
Other assets less liabilities	$(47,149,932)	$(27,434,964)	$—	$(74,584,896)

Total Net assets	$937,169,607	$213,947,510	$—	$1,151,117,117

Net Assets
Class A	$476,215,523	$—	$—	$476,215,523
Class B	$32,783,493	$—	$—	$32,783,493
Class C	$17,965,569	$—	$—	$17,965,569
Investment Class	$34,663,800	$—	$—	$34,663,800
Institutional Class	$374,389,738	$—		$374,389,738
Class AARP	$—	$1,870,195	$—	$1,870,195
Class S	$250,291	$212,077,315	$—	$212,327,606
Class R	$901,193	$—	$—	$901,193

Total Net assets	$937,169,607	$213,947,510	$—	$1,151,117,117

Share Outstanding
Class A	34,183,809	—	—	34,183,809
Class B	2,402,787	—	—	2,402,787
Class C	1,317,031	—	—	1,317,031
Investment Class	2,487,263	—	—	2,487,263
Institutional Class	26,554,273	—	—	26,554,273
Class AARP	—	94,885	39,372	134,257
Class S	17,962	10,751,150	4,473,352	15,242,464
Class R	64,911	—	—	64,911
Net Asset Value per Share
Class A	13.93	—	—	13.93
Class B	13.64	—	—	13.64
Class C	13.64	—	—	13.64
Investment Class	13.94	—	—	13.94
Institutional Class	14.10	—	—	14.10
Class AARP	0.00	19.71	—	13.93
Class S	13.93	19.73	—	13.93
Class R	13.88	—	—	13.88

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of March 31, 2005 and of Mid Cap Growth Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date: (1)

	Scudder Mid Cap Growth Fund	Scudder Development Fund	Pro Forma Adjustments	Scudder Mid Cap Growth Fund Pro Forma Combined
Net Assets
Class A	$476,215,523	$—	—	$476,215,523
Class B	$32,783,493	$—	—	$32,783,493
Class C	$17,965,569	$—	—	$17,965,569
Investment Class	$34,663,800	$—	—	$34,663,800
Institutional Class	$374,389,738	$—	—	$374,389,738
Class AARP	$—	$1,870,195	—	$1,870,195
Class S	$250,291	$212,077,315	—	$212,327,606
Class R	$901,193	$—	—	$901,193

Total Net assets	$937,169,607	$213,947,510	—	$1,151,117,117

Shares outstanding
Class A	34,183,809	—	—	34,183,809
Class B	2,402,787	—	—	2,402,787
Class C	1,317,031	—	—	1,317,031
Investment Class	2,487,263	—	—	2,487,263
Institutional Class	26,554,273	—	—	26,554,273
Class AARP	—	94,885	39,372	134,257
Class S	17,962	10,751,150	4,473,352	15,242,464
Class R	64,911	—	—	64,911

Net Asset Value per share
Class A	13.93	—	—	13.93
Class B	13.64	—	—	13.64
Class C	13.64	—	—	13.64
Investment Class	13.94	—	—	13.94
Institutional Class	14.10	—	—	14.10
Class AARP	—	19.71	—	13.93
Class S	13.93	19.73	—	13.93
Class R	13.88	—	—	13.88

1)	Assumes the merger had been consummated on March 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of Scudder Mid Cap Growth Fund will be received by the shareholders of the Scudder Development Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Mid Cap Growth Fund that actually will be received on or after such date.

Pro Forma

Portfolio of Investments

as of March 31, 2005

(UNAUDITED)

	Scudder Mid Cap Growth Fund Shares	Scudder Development Fund Shares	Combined Pro Forma Shares	Scudder Mid Cap Growth Fund Value ($)	Scudder Development Fund Value ($)	Scudder Mid Cap Growth Fund Combined Pro Forma Value ($)
Common Stocks 97.1%
Consumer Discretionary 21.8%
Hotels Restaurants & Leisure 6.1%
P.F. Chang’s China Bistro, Inc.	302,400	—	302,400	18,083,520	—	18,083,520
Station Casinos, Inc.	301,900	65,700	367,600	20,393,345	4,438,035	24,831,380
The Cheesecake Factory, Inc.	622,350	130,250	752,600	22,062,308	4,617,362	26,679,670

				60,539,173	9,055,397	69,594,570

Household Durables 1.9%
Harman International Industries, Inc.	197,600	49,000	246,600	17,479,696	4,334,540	21,814,236

Specialty Retail 7.1%
Aeropostale, Inc.	612,300	148,900	761,200	20,052,825	4,876,475	24,929,300
Chico’s FAS, Inc.	772,600	207,500	980,100	21,833,676	5,863,950	27,697,626
Urban Outfitters, Inc.	542,900	69,700	612,600	26,042,913	3,343,509	29,386,422

				67,929,414	14,083,934	82,013,348

Textiles, Apparel & Luxury Goods 6.7%
Columbia Sportswear Co.	249,700	59,100	308,800	13,291,531	3,145,893	16,437,424
Fossil, Inc.	588,100	—	588,100	15,246,492	—	15,246,492
Polo Ralph Lauren Corp.	595,500	116,800	712,300	23,105,400	4,531,840	27,637,240
Quicksilver, Inc.	625,400	—	625,400	18,155,362	—	18,155,362

				69,798,785	7,677,733	77,476,518

Consumer Staples 3.7%
Beverages 1.3%
Constellation Brands, Inc. “A”*	218,400	53,900	272,300	11,546,808	2,849,693	14,396,501

Food & Staples Retailing 0.4%
Wal-Mart Stores, Inc.	—	80,700	80,700	—	4,043,877	4,043,877

Household Products 2.0%
Jarden Corp.	455,300	56,200	511,500	20,889,164	2,578,456	23,467,620

Energy 4.5%
Energy Equipment & Services 3.2%
Alpha Natural Resources, Inc.	117,000	—	117,000	3,354,390	—	3,354,390
BJ Services Co.	191,200	45,100	236,300	9,919,456	2,339,788	12,259,244
FMC Technologies, Inc.	254,100	—	254,100	8,431,038	—	8,431,038
Rowan Companies, Inc.	358,300	84,700	443,000	10,723,919	2,535,071	13,258,990

				32,428,803	4,874,859	37,303,662

Oil, Gas & Cosumable Fuels 1.3%
Ultra Petroleum Corp.	300,100	—	300,100	15,245,080	—	15,245,080

Financials 8.4%
Capital Markets 5.9%
E*TRADE Financial Corp.	1,354,900	335,200	1,690,100	16,258,800	4,022,400	20,281,200
Investors Financial Services Corp.	320,000	80,700	400,700	15,651,200	3,947,037	19,598,237
Legg Mason, Inc.	228,650	68,350	297,000	17,866,711	5,340,869	23,207,580
Lehman Brothers Holdings, Inc.	—	23,800	23,800	—	2,241,008	2,241,008
The Goldman Sachs Group, Inc.	—	20,200	20,200	—	2,221,798	2,221,798

				49,776,711	17,773,112	67,549,823

Diversified Financial Services 2.5%
Calamos Asset Management, Inc. “A”	460,200	—	460,200	12,388,584	—	12,388,584
Citigroup, Inc.	—	51,500	51,500	—	2,314,410	2,314,410
The First Marblehead Corp.	200,700	47,400	248,100	11,546,271	2,726,922	14,273,193

				23,934,855	5,041,332	28,976,187

Health Care 24.2%
Biotechnology 4.7%
Amgen, Inc.	—	56,700	56,700	—	3,300,507	3,300,507
Charles River Laboratories International, Inc.	346,900	76,500	423,400	16,318,176	3,598,560	19,916,736
Genzyme Corp.	287,800	—	287,800	16,473,672	—	16,473,672
Invitrogen Corp.	211,900	—	211,900	14,663,480	—	14,663,480

				47,455,328	6,899,067	54,354,395

Health Care Equipment & Supplies 5.8%
Beckman Coulter, Inc.	237,500	—	237,500	15,781,875	—	15,781,875
C.R. Bard, Inc.	196,200	54,700	250,900	13,357,296	3,723,976	17,081,272
Cooper Companies, Inc.	—	31,200	31,200	—	2,274,480	2,274,480
Fisher Scientific International, Inc.	267,900	37,000	304,900	15,248,868	2,106,040	17,354,908
PerkinElmer, Inc.	414,700	136,800	551,500	8,555,261	2,822,184	11,377,445
Zimmer Holdings, Inc.	—	39,500	39,500	—	3,073,495	3,073,495

				52,943,300	14,000,175	66,943,475

Health Care Providers & Services 10.1%
Aetna, Inc.	—	60,800	60,800	—	4,556,960	4,556,960
Community Health Systems, Inc.	749,400	170,500	919,900	26,161,554	5,952,155	32,113,709
Coventry Health Care, Inc.	347,400	52,600	400,000	23,671,836	3,584,164	27,256,000
DaVita, Inc.	294,500	54,200	348,700	12,324,825	2,268,270	14,593,095
Triad Hospitals, Inc.	560,700	127,200	687,900	28,091,070	6,372,720	34,463,790
UnitedHealth Group, Inc.	—	35,900	35,900	—	3,424,142	3,424,142

				90,249,285	26,158,411	116,407,696

Pharmaceuticals 3.6%
Amylin Pharmaceuticals, Inc.	401,700	94,700	496,400	7,025,733	1,656,303	8,682,036
Celgene Corp.	653,200	157,500	810,700	22,241,460	5,362,875	27,604,335
Johnson & Johnson	—	80,300	80,300	—	5,392,948	5,392,948

				29,267,193	12,412,126	41,679,319

Industrials 5.7%
Construction & Engineering 1.1%
Avery Dennison Corp.	—	51,100	51,100	—	3,164,623	3,164,623
Chicago Bridge & Iron Co., NV (New York Shares)(ADR)	222,600	—	222,600	9,801,078	—	9,801,078

				9,801,078	3,164,623	12,965,701

Machinery 3.2%
Caterpillar, Inc.	—	27,800	27,800	—	2,542,032	2,542,032
Dover Corp.	—	53,200	53,200	—	2,010,428	2,010,428
Oshkosh Truck Corp.	241,200	—	241,200	19,775,988	—	19,775,988
Terex Corp.	282,700	—	282,700	12,240,910	—	12,240,910

				32,016,898	4,552,460	36,569,358

Marine 0.0%
Diana Shipping, Inc.	—	29,100	29,100	—	481,314	481,314
Road & Rail 1.4%
Heartland Express, Inc.	820,750	—	820,750	15,717,362	—	15,717,362

Information Technology 22.3%
Communications Equipment 3.8%
Cisco Systems, Inc.	—	215,200	215,200	—	3,849,928	3,849,928
Comverse Technologies, Inc.	831,100	196,900	1,028,000	20,960,342	4,965,818	25,926,160
Foundry Networks, Inc.	1,376,400	—	1,376,400	13,626,360	—	13,626,360

				34,586,702	8,815,746	43,402,448

Computers & Peripherals 5.3%
Avid Technology, Inc.	292,200	69,200	361,400	15,813,864	3,745,104	19,558,968
Dell, Inc.	—	119,300	119,300	—	4,583,506	4,583,506
EMC Corp.	—	279,600	279,600	—	3,444,672	3,444,672
NCR Corp.	287,500	65,700	353,200	9,700,250	2,216,718	11,916,968
QLogic Corp.	427,300	93,500	520,800	17,305,650	3,786,750	21,092,400

				42,819,764	17,776,750	60,596,514

Internet Software & Services 4.1%
Check Point Software Technologies Ltd.	765,500	133,900	899,400	16,641,970	2,910,986	19,552,956
Fastclick, Inc.	—	12,500	12,500	—	150,000	150,000
Google, Inc. “A”*	—	12,500	12,500	—	2,256,375	2,256,375
VeriSign, Inc.	712,000	166,400	878,400	20,434,400	4,775,680	25,210,080

				37,076,370	10,093,041	47,169,411

IT Consulting & Services 1.3%
Cognizant Technology Solutions Corp. “A”*	256,000	—	256,000	11,827,200	—	11,827,200
Paychex, Inc.	—	97,700	97,700	—	3,206,514	3,206,514

				11,827,200	3,206,514	15,033,714

Semiconductors & Semiconductor Equipment 4.9%
International Rectifier Corp.	334,400	78,300	412,700	15,215,200	3,562,650	18,777,850
Linear Technology Corp.	518,800	85,900	604,700	19,875,228	3,290,829	23,166,057
NVIDIA Corp.	600,800	—	600,800	14,275,008	—	14,275,008

				49,365,436	6,853,479	56,218,915

Software 2.9%
Cognos, Inc.	598,000	134,700	732,700	25,080,120	5,649,318	30,729,438
Microsoft Corp.	—	122,000	—	—	2,948,740	2,948,740

				25,080,120	8,598,058	33,678,178

Materials 4.3%
Containers & Packaging 2.0%
Packaging Corp. of America	805,200	133,500	938,700	19,558,308	3,242,715	22,801,023

Metals & Mining 2.3%
Peabody Energy Corp.	446,400	113,400	559,800	20,695,104	5,257,224	25,952,328

Telecommunication Services 2.2%
Wireless Telecommunication Services
Nextel Partners, Inc. “A”	941,100	215,000	1,156,100	20,666,556	4,721,400	25,387,956

Total Common Stocks (Cost $696,666,172, $166,544,738 and $863,210,910, respectively)				908,694,493	208,546,036	1,117,240,529

Preferred Stocks 0.0%
Information Technology 0.0%						—
Software
FusionOne “D”*	690,608	—	690,608	27,624	—	27,624
Telecommunication Services 0.0%
Diversified Telecommunication Services
Convergent Networks, Inc. “D”	345,565	—	345,565	20,735	—	20,735

Total Preferred Stocks (Cost $3,750,001, $0 and $3,750,001, respectively)				48,359	—	48,359

Securities Lending Collateral 6.0%
Daily Assets Fund Institutional 2.83%	44,803,500	24,873,412	69,676,912	44,803,500	24,873,412	69,676,912

Total Securities Lending Collateral (Cost $44,803,500, $24,873,412 and $69,676,912, respectively)				44,803,500	24,873,412	69,676,912

Cash Equivalents 3.4%
Scudder Cash Management QP Trust 2.69%	30,759,831	7,963,026	38,722,857	30,759,831	7,963,026	38,722,857

Total Cash Equivalents (Cost $30,759,831, $7,963,026 and $38,722,857, respectively)				30,759,831	7,963,026	38,722,857

Total Investment Portfolio (Cost $775,979,504, $199,381,176 and $1,069,179,494, respectively) 106.5%				984,306,183	241,382,474	1,225,688,657
Other Assets and Liabilities, Net (6.5%)				(47,136,576)	(27,434,964)	(74,571,540)

Net Assets 100.0%				937,169,607	213,947,510	1,151,117,117

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2005 (UNAUDITED)

	Scudder Mid Cap Growth	Scudder Aggressive Growth	Pro Forma Adjustments		Scudder Mid Cap Growth Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$2,755,084	$1,065,416	$—		$3,820,500

Total Investment Income	2,755,084	1,065,416			3,820,500
Expenses
Management fees	4,621,034	681,837	(1,520	)(2)	5,301,351
Administrator Service Fee	2,963,452	—	495,591	(3)	3,459,043
Services to Shareholders	—	867,417	(867,417	)(3)	—
Custodian Fee	—	11,841	(11,841	)(3)	—
Distribution Service Fees	1,036,936	671,198	—		1,708,134
Auditing	55,221	47,900	(23,700	)(3)	79,421
Legal	31,088	23,294	(3,863	)(3)	50,519
Trustees fees	36,314	10,523	13,504	(3)	60,341
Reports to Shareholders	42,878	67,260	17,096	(3)	127,234
Registration Fees	131,145	35,280	(69,533	)(3)	96,892
All other expenses	40,801	15,593	(21,452	)(3)	34,942

Total expenses before reductions	8,958,869	2,432,143	(473,135)		10,917,877
Expense reductions	(658,492)	(125,701)	110,680	(4)	(673,513)

Expenses, net	8,300,377	2,306,442	(362,455)		10,244,364

Net investment income (loss)	(5,545,293)	(1,241,026)	362,455		(6,423,864)

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments, foreign currency related transactions	25,582,574	8,493,239	—		34,075,813
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	102,049,347	(2,456,958)	—		99,592,389

Net increase in net assets from operations	$122,086,628	$4,795,255	$362,455		$127,244,338

Notes to Pro Forma Combining Financial Statements

March 31, 2005

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 2005, and the unaudited pro forma condensed Statement of Operations for the 12 month period ended March 31, 2005 for Scudder Mid Cap Growth Fund and Scudder Aggressive Growth Fund as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of Scudder Aggressive Growth Fund in exchange for shares of Scudder Mid Cap Growth Fund at net asset value. Following the acquisition, Scudder Mid Cap Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Mid Cap Growth Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the use of Scudder Mid Cap Growth Fund’s lower management fee agreement, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expense resulting from the merger.

4.	Reduction in expense reimbursement due to overall reduction in expenses resulting from the merger.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2005 (UNAUDITED)

	Scudder Mid Cap Growth	Scudder Aggressive Growth	Pro Forma Adjustments	Scudder Mid Cap Growth Fund Pro Forma Combined
Investments, at value	$984,306,183	$116,080,220	$—	$1,100,386,403
Cash	$13,356	$—	$—	$13,356
Other assets less liabilities	$(47,149,932)	$(6,128,001)	$—	$(53,277,933)

Total Net assets	$937,169,607	$109,952,219	$—	$1,047,121,826

Net Assets
Class A	$476,215,523	$65,512,420	$—	$541,727,943
Class B	$32,783,493	$27,471,481	$—	$60,254,974
Class C	$17,965,569	$16,947,999	$—	$34,913,568
Investment Class	$34,663,800	$—	$—	$34,663,800
Institutional Class	$374,389,738	$20,319	$—	$374,410,057
Class S	$250,291	$—	$—	$250,291
Class R	$901,193	$—	$—	$901,193

Total Net assets	$937,169,607	$109,952,219	$—	$1,047,121,826

Share Outstanding
Class A	34,183,809	4,823,993	(121,020)	38,886,782
Class B	2,402,787	2,175,101	(161,063)	4,416,825
Class C	1,317,031	1,344,243	(101,721)	2,559,553
Investment Class	2,487,263	—	—	2,487,263
Institutional Class	26,554,273	1,460	(19)	26,555,714
Class S	17,962	—	—	17,962
Class R	64,911	—	—	64,911
Net Asset Value per Share
Class A	13.93	13.58	—	13.93
Class B	13.64	12.63	—	13.64
Class C	13.64	12.61	—	13.64
Investment Class	13.94	—	—	13.94
Institutional Class	14.10	13.92	—	14.10
Class S	13.93	—	—	13.93
Class R	13.88	—	—	13.88

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of March 31, 2005 and of Mid Cap Growth Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date: (1)

	Scudder Mid Cap Growth Fund	Scudder Aggressive Growth	Pro Forma Adjustments	Scudder Mid Cap Growth Fund Pro Forma Combined
Net Assets
Class A	$476,215,523	$65,512,420	—	$541,727,943
Class B	$32,783,493	$27,471,481	—	$60,254,974
Class C	$17,965,569	$16,947,999	—	$34,913,568
Investment Class	$34,663,800	$—	—	$34,663,800
Institutional Class	$374,389,738	$20,319		$374,410,057
Class S	$250,291	$—	—	$250,291
Class R	$901,193	$—	—	$901,193

Total Net assets	$937,169,607	$109,952,219	—	$1,047,121,826

Shares outstanding
Class A	34,183,809	4,823,993	(121,020)	38,886,782
Class B	2,402,787	2,175,101	(161,063)	4,416,825
Class C	1,317,031	1,344,243	(101,721)	2,559,553
Investment Class	2,487,263	—	—	2,487,263
Institutional Class	26,554,273	1,460	(19)	26,555,714
Class S	17,962	—	—	17,962
Class R	64,911	—	—	64,911

Net Asset Value per share
Class A	13.93	13.58	—	13.93
Class B	13.64	12.63	—	13.64
Class C	13.64	12.61	—	13.64
Investment Class	13.94	—	—	13.94
Institutional Class	14.10	13.92		14.10
Class S	13.93	—	—	13.93
Class R	13.88	—	—	13.88

1)	Assumes the Reorganization had been consummated on March 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Mid Cap Growth Fund will be received by the shareholders of Scudder Aggressive Growth Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Scudder Mid Cap Growth Fund that actually will be received on or after such date.

Pro Forma

Portfolio of Investments

as of March 31, 2005

(UNAUDITED)

	Scudder Mid Cap Growth Fund Shares	Scudder Aggressive Growth Fund Shares	Combined Pro Forma Shares	Scudder Mid Cap Growth Fund Value ($)	Scudder Aggressive Growth Fund Value ($)	Scudder Mid Cap Growth Fund Combined Pro Forma Value ($)
Common Stocks 97.2%
Consumer Discretionary 22.5%
Hotels Restaurants & Leisure 6.3%
P.F. Chang’s China Bistro, Inc.	302,400	—	302,400	18,083,520	—	18,083,520
Station Casinos, Inc.	301,900	35,800	337,700	20,393,345	2,418,290	22,811,635
The Cheesecake Factory, Inc.	622,350	71,050	693,400	22,062,308	2,518,722	24,581,030

				60,539,173	4,937,012	65,476,185

Household Durables 1.9%
Harman International Industries, Inc.	197,600	24,200	221,800	17,479,696	2,140,732	19,620,428
Specialty Retail 7.2%
Aeropostale, Inc.	612,300	75,300	687,600	20,052,825	2,466,075	22,518,900
Chico’s FAS, Inc.	772,600	107,600	880,200	21,833,676	3,040,776	24,874,452
Urban Outfitters, Inc.	542,900	37,900	580,800	26,042,913	1,818,063	27,860,976

				67,929,414	7,324,914	75,254,328

Textiles, Apparel & Luxury Goods 7.1%
Columbia Sportswear Co.	249,700	31,500	281,200	13,291,531	1,676,745	14,968,276
Fossil, Inc.	588,100	—	588,100	15,246,492	—	15,246,492
Polo Ralph Lauren Corp.	595,500	60,900	656,400	23,105,400	2,362,920	25,468,320
Quicksilver, Inc.	625,400	—	625,400	18,155,362	—	18,155,362

				69,798,785	4,039,665	73,838,450

Consumer Staples 3.6%
Beverages 1.3%
Constellation Brands, Inc. “A”	218,400	29,300	247,700	11,546,808	1,549,091	13,095,899
Food& Staples Retailing 0.2%
Wal-Mart Stores, Inc.	—	42,200	42,200	—	2,114,642	2,114,642
Household Products 2.1%
Jarden Corp.	455,300	30,600	485,900	20,889,164	1,403,928	22,293,092
Energy 4.8%
Energy Equipment & Services 3.3%
Alpha Natural Resources, Inc.	117,000	—	—	3,354,390	—	3,354,390
BJ Services Co.	191,200	24,700	215,900	9,919,456	1,281,436	11,200,892
FMC Technologies, Inc.	254,100	—	254,100	8,431,038	—	8,431,038
Rowan Companies, Inc.	358,300	46,200	404,500	10,723,919	1,382,766	12,106,685

				32,428,803	2,664,202	35,093,005

Oil, Gas & Cosumable Fuels 1.5%
Ultra Petroleum Corp.	300,100	—	300,100	15,245,080	—	15,245,080
Financials 8.1%
Capital Markets 5.6%
E*TRADE Financial Corp.	1,354,900	169,400	1,524,300	16,258,800	2,032,800	18,291,600
Investors Financial Services Corp.	320,000	40,800	360,800	15,651,200	1,995,528	17,646,728
Legg Mason, Inc.	228,650	35,250	263,900	17,866,711	2,754,435	20,621,146
Lehman Brothers Holdings, Inc.	—	12,600	12,600	—	1,186,416	1,186,416
The Goldman Sachs Group, Inc.	—	10,600	10,600	—	1,165,894	1,165,894

				49,776,711	9,135,073	58,911,784

Diversified Financial Services 2.5%
Calamos Asset Management, Inc. “A”	460,200	—	460,200	12,388,584	—	12,388,584
Citigroup, Inc.	—	25,600	25,600	—	1,150,464	1,150,464
The First Marblehead Corp.	200,700	25,700	226,400	11,546,271	1,478,521	13,024,792

				23,934,855	2,628,985	26,563,840

Health Care 24.0%
Biotechnology 4.9%
Amgen, Inc.	—	29,500	29,500	—	1,717,195	1,717,195
Charles River Laboratories International, Inc.	346,900	39,600	386,500	16,318,176	1,862,784	18,180,960
Genzyme Corp.	287,800	—	287,800	16,473,672	—	16,473,672
Invitrogen Corp.	211,900	—	211,900	14,663,480	—	14,663,480

				47,455,328	3,579,979	51,035,307

Health Care Equipment & Supplies 5.8%
Beckman Coulter, Inc.	237,500	—	237,500	15,781,875	—	15,781,875
C.R. Bard, Inc.	196,200	28,300	224,500	13,357,296	1,926,664	15,283,960
Cooper Companies, Inc.	—	16,900	16,900	—	1,232,010	1,232,010
Fisher Scientific International, Inc.	267,900	20,200	288,100	15,248,868	1,149,784	16,398,652
PerkinElmer, Inc.	414,700	70,400	485,100	8,555,261	1,452,352	10,007,613
Zimmer Holdings, Inc.	—	21,500	21,500		1,672,915	1,672,915

				52,943,300	7,433,725	60,377,025

Health Care Providers & Services 9.9%
Aetna, Inc.	—	31,800	31,800	—	2,383,410	2,383,410
Community Health Systems, Inc.	749,400	87,800	837,200	26,161,554	3,065,098	29,226,652
Coventry Health Care, Inc.	347,400	28,600	376,000	23,671,836	1,948,804	25,620,640
DaVita, Inc.	294,500	29,000	323,500	12,324,825	1,213,650	13,538,475
Triad Hospitals, Inc.	560,700	65,600	626,300	28,091,070	3,286,560	31,377,630
UnitedHealth Group, Inc.	—	18,500	18,500	—	1,764,530	1,764,530

				90,249,285	13,662,052	103,911,337

Pharmaceuticals 3.4%
Amylin Pharmaceuticals, Inc.	401,700	49,800	451,500	7,025,733	871,002	7,896,735
Celgene Corp.	653,200	78,200	731,400	22,241,460	2,662,710	24,904,170
Johnson & Johnson	—	42,000	42,000	—	2,820,720	2,820,720

				29,267,193	6,354,432	35,621,625

Industrials 6.0%
Construction & Engineering 1.1%
Avery Dennison Corp.	—	26,200	26,200	—	1,622,566	1,622,566
Chicago Bridge & Iron Co., NV (New York Shares)	222,600	—	222,600	9,801,078	—	9,801,078

				9,801,078	1,622,566	11,423,644

Machinery 3.3%
Caterpillar, Inc.	—	13,900	13,900	—	1,271,016	1,271,016
Dover Corp.	—	28,800	28,800	—	1,088,352	1,088,352
Oshkosh Truck Corp.	241,200	—	241,200	19,775,988	—	19,775,988
Terex Corp.	282,700	—	282,700	12,240,910	—	12,240,910

				32,016,898	2,359,368	34,376,266

Marine 0.1%
Diana Shipping, Inc.	—	16,000	16,000	—	264,640	264,640

Road & Rail 1.5%
Heartland Express, Inc.	820,750	—	820,750	15,717,362	—	15,717,362
Information Technology 21.8%
Communications Equipment 3.7%
Cisco Systems, Inc.	—	106,600	106,600	—	1,907,074	1,907,074
Comverse Technologies, Inc.	831,100	100,200	931,300	20,960,342	2,527,044	23,487,386
Foundry Networks, Inc.	1,376,400	—	1,376,400	13,626,360	—	13,626,360

				34,586,702	4,434,118	39,020,820

Computers & Peripherals 4.9%
Avid Technology, Inc.	292,200	36,700	328,900	15,813,864	1,986,204	17,800,068
Dell, Inc.	—	60,600	60,600	—	2,328,252	2,328,252
EMC Corp.	—	121,600	121,600	—	1,498,112	1,498,112
NCR Corp.	287,500	34,000	321,500	9,700,250	1,147,160	10,847,410
QLogic Corp.	427,300	50,500	477,800	17,305,650	2,045,250	19,350,900

				42,819,764	9,004,978	51,824,742

Internet Software & Services 4.0%
Check Point Software Technologies Ltd.	765,500	73,300	838,800	16,641,970	1,593,542	18,235,512
Fastclick, Inc.	—	6,400	6,400	—	76,800	76,800
Google, Inc. “A”	—	6,200	6,200	—	1,119,162	1,119,162
VeriSign, Inc.	712,000	87,300	799,300	20,434,400	2,505,510	22,939,910

				37,076,370	5,295,014	42,371,384

IT Consulting & Services 1.3%
Cognizant Technology Solutions Corp. “A”	256,000	—	256,000	11,827,200	—	11,827,200
Paychex, Inc.	—	50,500	50,500	—	1,657,410	1,657,410

				11,827,200	1,657,410	13,484,610

Semiconductors & Semiconductor Equipment 5.1%
International Rectifier Corp.	334,400	41,000	375,400	15,215,200	1,865,500	17,080,700
Linear Technology Corp.	518,800	51,700	570,500	19,875,228	1,980,627	21,855,855
NVIDIA Corp.	600,800	—	600,800	14,275,008	—	14,275,008

				49,365,436	3,846,127	53,211,563

Software 2.8%
Cognos, Inc.	598,000	69,100	667,100	25,080,120	2,898,054	27,978,174
Microsoft Corp.	—	64,700	—		1,563,799	1,563,799

				25,080,120	4,461,853	29,541,973

Materials 4.2%
Containers & Packaging 2.0%
Packaging Corp. of America	805,200	72,500	877,700	19,558,308	1,761,025	21,319,333
Metals & Mining 2.2%
Peabody Energy Corp.	446,400	58,800	505,200	20,695,104	2,725,968	23,421,072
Telecommunication Services 2.2%
Wireless Telecommunication Services
Nextel Partners, Inc. “A”	941,100	109,600	1,050,700	20,666,556	2,406,816	23,073,372

Total Common Stocks (Cost $696,666,172, $86,546,909, and $783,213,081, respectively)				908,694,493	108,808,315	1,017,502,808

Preferred Stocks 0.0%
Information Technology 0.0%
Software
FusionOne “D”	690,608	—	690,608	27,624	—	27,624
Telecommunication Services 0.0%
Diversified Telecommunication Services
Convergent Networks, Inc. “D”	345,565	—	345,565	20,735	—	20,735

Total Preferred Stocks (Cost $3,750,001, $0, and $3,750,001 respectively)				48,359	—	48,359

Securities Lending Collateral 4.7%
Daily Assets Fund Institutional 2.83% (Cost $44,803,500)	44,803,500	4,516,298	49,319,798	44,803,500	4,516,298	49,319,798

Total Securities Lending Collateral (Cost $44,803,500, $4,516,298 and $49,319,798, respectively)				44,803,500	4,516,298	49,319,798

Cash Equivalents 3.2%
Scudder Cash Management QP Trust 2.69%	30,759,831	2,755,607	33,515,438	30,759,831	2,755,607	33,515,438

Total Cash Equivalent (Cost $30,759,831, $2,755,607 and $33,515,438, respectively)				30,759,831	2,755,607	33,515,438

Total Investment Portfolio (Cost $775,979,504, $93,818,814 and $869,798,318 respectively) 105.1%				984,306,183	116,080,220	1,100,386,403
Other Assets and Liabilities, Net (5.1%)				(47,136,576)	(6,128,001)	(53,264,577)

Net Assets 100.0%				937,169,607	109,952,219	1,047,121,826